UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADAMIS PHARMACEUTICALS CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300

San Diego, CA 92130

(858) 997-2400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 6, 2018

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company, or Adamis, a Delaware corporation, will be held at our executive offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130, on Friday, July 6, 2018, at 1:00 p.m., Pacific Standard Time, for the following purposes:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve the Amended and Restated 2009 Equity Incentive Plan, including without limitation an increase in the number of shares authorized for issuance thereunder, as described in the Proxy Statement;

3.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

4.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2018; and

5.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only holders of record of our common stock (the “Common Stock”) at the close of business on May 14, 2018 (the “Record Date”), will be entitled to notice of the Meeting or any adjournments or postponements thereof. Each share of Common Stock is entitled to one vote at the Meeting. The names of stockholders of record entitled to vote at the Meeting will be available at the Meeting and for ten days before the Meeting for any purpose germane to the Meeting, at our principal executive offices at 11682 El Camino Real, Suite 300, San Diego, California 92130, by contacting our Secretary.

Whether you plan to attend the Meeting in person or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented and will save us additional expenses of soliciting proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
STOCKHOLDER MEETING TO BE HELD ON JULY 6, 2018.

In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to the Meeting. The rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website.

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Our Proxy Statement and proxy are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2017, which is being provided as our Annual Report to Stockholders. These materials are also available on the website: http://www.adamispharmaceuticals.com.

By Order of the Board of Directors,

Dennis J. Carlo, Ph.D.
President and Chief Executive Officer, Director

San Diego, California
June 7, 2018

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE
COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE
ENCLOSED ENVELOPE.

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ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300
San Diego, CA 92130
(858) 997-2400

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company or Adamis, of proxies to be voted at the Annual Meeting of Stockholders, or the “Meeting,” to be held at 1:00 p.m., Pacific Standard Time, on Friday, July 6, 2018 at our executive offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130, and at any adjournments or postponements thereof.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2017, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, Attention: Secretary.

The Meeting has been called to consider and take action on the following proposals:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve the Amended and Restated 2009 Equity Incentive Plan, including without limitation an increase in the number of shares authorized for issuance thereunder, as described in more detail in this Proxy Statement;

3.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

4.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2018; and

5.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Our principal executive office is located at 11682 El Camino Real, Suite 300, San Diego, California 92130, and our telephone number is (858) 997-2400. The approximate date on which we expect this Proxy Statement, the proxy card and accompanying materials to first be sent or given to stockholders is June 7, 2018.

Record Date and Shares Outstanding

Stockholders of record at the close of business on May 14, 2018 (the “Record Date”) are entitled to notice of the Meeting. At the Record Date, 33,389,410 shares of our common stock (the “Common Stock”) were outstanding and entitled to vote at the Meeting.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including a telephone vote), by delivering a written revocation of your proxy to our Secretary, or by voting at the Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.

Voting Rights

Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and at any postponement or adjournment thereof.

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Broker Non-Votes

If you do not give instructions to your bank or broker within ten days of the Meeting, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the ratification of the appointment of our independent auditors (Proposal 4) is a routine matter, while the election of our directors (Proposal 1), the approval of the Amended and Restated 2009 Equity Incentive Plan (the "Plan") (Proposal 2) and the advisory vote on executive compensation (Proposal 3), are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will not be counted as votes “for” or “against” any proposal, but will be counted in determining whether there is a quorum for the Meeting. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

Questions and Answers

Q.	Why am I receiving these materials?

We have provided you these proxy materials because our Board of Directors is soliciting your proxy to vote at our 2018 Annual Meeting of Stockholders (the “Meeting”), which is to be held on Friday, July 6, 2018, at 1:00 p.m. (Pacific Time), or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may submit your proxy on the Internet or over the telephone, as described below.

Q.	What am I voting on?

You are voting on the following matters:

1.	Election of five directors (Dennis J. Carlo, Ph.D., William Denby, III, David J. Marguglio, Robert B. Rothermel, and Richard C. Williams) for a term ending at the next annual meeting of stockholders.

2.	Approval of the Amended and Restated 2009 Equity Incentive Plan (the "Plan"), including without limitation an increase in the number of shares authorized for issuance thereunder, as described in more detail in this Proxy Statement.

3.	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission (“SEC”).

4.	Ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2018.

5.	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.	Who is entitled to vote?

Only stockholders of record of Common Stock at the close of business on the Record Date are entitled to vote shares held by such stockholders on that date at the Meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

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Q.	How do I vote?

Vote by Mail: Stockholders of record (that is, if you hold your stock in your own name) may sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Voting by Telephone or Internet: If you are a holder of record of shares, you can choose to vote by telephone or by Internet. You can vote by telephone by calling the toll-free telephone number on your proxy card. The website for Internet voting is http://www.proxyvote.com and it is also listed on the proxy card. Please have your proxy card handy when you call or go online. Telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on July 5, 2018. If you hold your shares beneficially in street name, the availability of telephonic or Internet voting will depend on the voting process of your broker, trustee or other nominee. Please check with your broker, trustee or other nominee and follow the voting procedures your broker, trustee or other nominee provides to vote your shares.

Vote in Person: Sign and date the proxy you receive and return it in person at the Meeting.

If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers.

If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the Meeting in person, however, you will need to bring the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Standard Time) on July 5, 2018.

Q.	Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 6, 2018. Can I access the proxy materials and annual report electronically?

Under the rules of the SEC, we have chosen to deliver proxy materials to stockholders under the “full set delivery option,” by providing paper copies of the Company’s full Proxy Statement and form of proxy. This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2017, are available on the website: http://www.adamispharmaceuticals.com.

Q.	Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy by mail, you must (a) file with the Secretary of the Company a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy. Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.	How are proxies voted?

All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Q.	What is the process for admission to the Meeting?

If you are a record owner of your shares, you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.	What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 33,389,410 outstanding shares of Common Stock entitled to vote at the Meeting. Thus, the presence of the holders of Common Stock representing at least 16,694,706 shares will be required to establish a quorum.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

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Q.	What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected. For approval of Proposal No. 2 to approve our Amended and Restated 2009 Equity Incentive Plan, the advisory Proposal No. 3 concerning executive compensation, Proposal No. 4 to ratify the selection of Mayer Hoffman McCann PC, and any proposal to adjourn the Meeting, the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Meeting will be required. For these proposals, a properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares represented in person or by proxy at the Meeting.  Accordingly, an abstention will have the effective of a negative vote for any such matter.

Q.	How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Adamis. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Adamis is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Q.	What happens if I do not instruct my broker how to vote on the proxy?

If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the ratification of auditors.

Q.	May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the Meeting. If you are not a record holder, however, you may not vote your shares in person at the Meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

Q.	What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR the election of the five nominated directors;

•	FOR the proposal to approve our Amended and Restated 2009 Equity Incentive Plan including an increase of 2,000,000 shares in the number of shares of Common Stock that may be issued under the Plan and to make the other amendments to the Plan that are described in this Proxy Statement;

•	FOR the proposal to approve the compensation of our named executive officers; and

•	FOR ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2018.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

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PROPOSAL 1
ELECTION OF DIRECTORS

Information Regarding Board of Directors

The Board of Directors (the “Board”) has nominated five candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at five members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

The names, ages and certain other information with respect to the nominees, are shown below as of the Record Date.

		DIRECTOR
NAME	AGE	SINCE	PRINCIPAL OCCUPATION/POSITION WITH ADAMIS
Dennis J. Carlo, Ph.D.	74	2009	President, Chief Executive Officer and Director
William C. Denby, III	63	2014	Consultant, Director
David J. Marguglio	47	2009	Senior Vice President, Chief Business Officer and Director
Robert B. Rothermel	74	2014	Consultant, Director
Richard C. Williams	74	2014	Consultant, Director, Chairman of the Board

Dennis J. Carlo, Ph.D. Dr. Carlo became President, Chief Executive Officer and a director of the Company in April 2009 in connection with the closing of the merger transaction between the Company and the corporation that now is a wholly-owned subsidiary of the Company, Adamis Corporation (“Old Adamis”). Dr. Carlo was a co-founder of Old Adamis and served as its President and Chief Executive Officer, and a director, from October 2006 to April 2009. From 2003 to 2006, he served as president of Telos Pharmaceuticals, a private biotechnology company. From 1982 to 1987, he served as Vice President of Research and Development and Therapeutic Manufacturing at Hybritech Inc., a pharmaceutical and life science company which was acquired by Eli Lilly & Co in 1985. After the sale to Lilly, Dr. Carlo, along with Dr. Jonas Salk, James Glavin and Kevin Kimberland, founded Immune Response Corporation, a public biotechnology company, where he served as its President and Chief Executive Officer from 1994 to 2002. Before then, he held various positions with life science companies, including Merck & Co. Dr. Carlo received a B.S. degree in microbiology from Ohio State University and has a Ph.D. in Immunology and Medical Microbiology from Ohio State University.

William C. Denby, III. Mr. Denby became a director of the Company in August 2014. From 2002-2014, Mr. Denby was Senior Vice President, Commercial Operations at Santarus, Inc. which was acquired by Salix Pharmaceuticals. Inc. in January of 2014. At Santarus, he directed all commercial functions including Sales, Marketing, Market Research, Customer Service, Managed Care, New Product Planning and other various functions. Prior to Santarus, he was Senior Vice President, Commercial Operations and Senior Vice President, Sales and Marketing at Agouron Pharmaceuticals, Inc. Earlier in his career, he spent approximately 20 years in various leadership management roles at Marion Merrell Dow, Inc. Mr. Denby has a Bachelor of Arts degree in English and Business from State University of New York at Fredonia and a Masters of Business Administration from Rockhurst College.

David J. Marguglio. Mr. Marguglio joined the Company as Vice President, Business Development and Investor Relations, and a director in April 2009 in connection with the closing of the merger transaction with Old Adamis, and has held positions with the Company of Senior Vice President of Corporate Development and, since March 2017, Senior Vice President and Chief Business Officer. Mr. Marguglio was a co-founder of Old Adamis and served as its Vice President of Business Development and Investor Relations, and a director, since its inception in June 2006 until April 2009. From 1996 to 2006, he held various positions with Citigroup Global Markets, Smith Barney and Merrill Lynch. Before entering the financial industry, from 1994 to 1996, he founded and ran two different startup companies, the latter of which was eventually acquired by a Fortune 100 company. From 1993 to 1994, he served as financial counsel for the commercial litigation division of a national law firm. He received a degree in finance and business management from the Hankamer School of Business at Baylor University.

Robert B. Rothermel. Mr. Rothermel became a director of the Company in August 2014. Mr. Rothermel is a partner with a private investment and management firm, CroBern Management Partnership, which works within the health care industry. Currently, he serves as a board member and chairman of the audit committee of Medcor, a private healthcare company, and has also served as a board member of Cerescan, a private brain imaging company. Prior to CroBern, Mr. Rothermel spent 37 years with Deloitte & Touche, and served as a Partner and Global Managing Director of the Enterprise Risk Services practice. He also served as a member of Deloitte & Touche’s Board of Directors, the firm’s Global Assurance and Advisory Management Committee, the U.S. Management Committee and chaired the firm’s Partner Compensation Committee. He also served as a director of the Company from January 2004 until its merger with Old Adamis in April 2009 and was Chair of the audit committee of the Company. Mr. Rothermel has a Bachelor of Science degree in Business Administration from Bowling Green State University.

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Richard C. Williams. Mr. Williams became a director and Chairman of the Board in August 2014. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. Prior to founding Conner-Thoele Limited in 1989, Mr. Williams served in a number of progressively responsible operational and financial management positions with multinational firms. These firms included American Hospital Supply Corporation, UNC Resources, Abbott Laboratories, Field Enterprises and Erbamont NV. Mr. Williams has served as a director and Vice Chairman of Strategic Planning for King Pharmaceuticals. Prior to King, he served as Chairman and a director of Medco Research before Medco was acquired by King Pharmaceuticals. Mr. Williams has also served as a director of several other public and private companies, several as Chairman, including Ista Pharmaceuticals, Vysis Pharmaceuticals, Immunemedics, EP Medical and the Company. Mr. Williams served as a director of the Company from November 2003 to April 2009, and was Chairman of the Company from November 2003 to April 2009, when the Company merged with Old Adamis (which was then named Adamis Pharmaceuticals Corporation) and changed its corporate name to Adamis Pharmaceuticals Corporation. Following the merger, Mr. Williams served as Chairman of the Company until June 2009. He served as a director of Ista Pharmaceuticals from December 2002 to June 2012 and as Chairman of the Board from July 2004 to June 2012, when Ista was acquired. He was a member of the Listed Company Advisory Committee of New York Stock Exchange. Mr. Williams received a Bachelor of Arts degree in Economics from DePauw University and a Masters of Business Administration from the Wharton School of Finance.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We believe that our Board is composed of a group of leaders in their respective fields. Many of the current directors have executive experience at public companies, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Further, our directors also have other experience that makes them valuable members and provides insight into issues relevant to the Company, such as prior experience with financing transactions, acquisitions and licensing and commercial transactions.

The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating and Governance Committee and the Board to conclude that these individuals should serve on our Board:

Dennis J. Carlo, Ph.D., brings his executive experience, including his experience in senior management positions at several companies in the life science industry including Immune Response Corporation and Hybritech Inc., his extensive knowledge of the markets in which we compete and intend to compete, and his deep knowledge of Adamis gained from his position as chief executive officer of the Company.

William C. Denby, III brings his extensive leadership, business and scientific knowledge of the life science and pharmaceutical industries, including his service as an executive officer of private and public biotechnology companies.

David J. Marguglio brings his executive experience, including his experience in business development of new companies and financial services background, and his deep knowledge of Adamis gained from his position as an officer of the Company.

 Robert B. Rothermel brings his extensive public accounting and financial background and experience by virtue of his many years of service as a partner and in senior capacities with Deloitte & Touche, and his past service on the boards of directors of public and private life science and healthcare companies.

Richard C. Williams brings his extensive leadership, business, financial and scientific knowledge of the life science industry, including his service as an officer and director of private and public biotechnology companies and the knowledge gained from consulting to companies and investors in the biotechnology, pharmaceuticals and life science areas, as well as his previous experience working in senior capacities at large pharmaceutical companies.

Independence of Directors

The Board annually determines the independence of each director, based on the independence criteria set forth in the listing standards of the Marketplace Rules of NASDAQ. In making its determinations, the Board considers all relevant facts and circumstances brought to its attention as well as information provided by the directors and a review of any relevant transactions or relationships between each director or any member of his or her family, and the Company, its senior management or the Company’s independent registered public accounting firm. Based on its review, the Board determined that each member of the board of directors, other than Dr. Carlo and Mr. Marguglio who are executive officers of the Company, is independent under the NASDAQ criteria for independent board members, and that each member of the standing committees of the Board is independent under such criteria.

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Meetings of Our Board

Our Board met 12 times during 2017. Each director attended more than 75% of the total of the Board meetings and the meetings of the committees upon which he served. Our Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate.

Attendance at Annual Meeting

Although we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend. All of the directors attended last year’s annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The Board does not currently have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chair of the Board or, if the roles are separate, whether the chair of the Board should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Currently, Mr. Williams, an independent director, serves as Chairman of the Board. The Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company. We are exposed to a number of risks, including financial risks, strategic and operational risks, risks relating to our development and commercialization activities, and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures and the steps management has taken to monitor and control such exposures. The Board is currently comprised of five directors, three of whom are independent. The Board has three standing committees with separate chairs - the Audit, Compensation, and Nominating and Governance Committees. All of the members of each committee are independent directors. Through our Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. Our independent directors meet in executive session without the presence of management in connection with regularly scheduled Board meetings. Each of our Board committees also considers the risk within its area of responsibilities. For example, our Compensation Committee periodically reviews enterprise risks with the goal of ensuring that our compensation programs do not encourage excessive risk-taking, our Nominating and Governance Committee oversees risks related to governance issues, our Audit Committee focuses on financial risk and internal controls, and our Nominating and Governance Committee and Audit Committee each focus on legal and compliance risks.

Our Audit Committee is responsible for overseeing risk management and on at least an annual basis reviews and discusses with management policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, legal and regulatory compliance, and investment policies. Our Audit Committee also serves as the contact point for employees to report corporate compliance issues. Our Audit Committee regularly reviews with our Board any issues that arise in connection with such topics. Our full Board regularly engages in discussions of risk management to assess major risks facing the Company and reviews options for their mitigation.

Committees of the Board

The Board has the following three committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Governance Committee. The members of each committee are Richard C. Williams, William C. Denby, III and Robert B. Rothermel. Mr. Rothermel is Chair of the Audit Committee; Mr. Williams is Chair of the Compensation Committee; and Mr. Denby is Chair of the Nominating and Governance Committee. Copies of the charter of each committee were attached as appendices to the Company's definitive Proxy Statement for its 2016 annual meeting of stockholders.

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Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is responsible to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee assists the full Board in its general oversight of our compliance with legal and regulatory requirements, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Subject to an approved charter, the responsibilities of the Audit Committee also include reviewing and monitoring the integrity of our accounting practices, internal control systems, financial reporting processes and our financial statements and related disclosures in our filings with the SEC, monitoring the independence and performance of our independent auditor, providing an avenue of communication among the independent auditor, our management and our Board, and reviewing policies with respect to risk assessment and risk management. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties. The Audit Committee also reviews and approves related party transactions. The members of the Audit Committee are Richard C. Williams, William C. Denby, III and Robert B. Rothermel. The Board has determined that each member of the Audit Committee is “independent” as defined by the applicable NASDAQ rules and by the Sarbanes-Oxley Act of 2002 and regulations of the SEC, and that Mr. Rothermel and Mr. Williams qualify as an “audit committee financial expert” as defined in such regulations.

The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee discusses these matters with our independent registered public accounting firm and with appropriate financial personnel from the Company. Meetings are held with participation from the independent registered public accounting firm. The independent registered public accounting firm is given unrestricted access to the Audit Committee. The Audit Committee met or acted by written consent six times during 2017.

Compensation Committee

Principal functions of the Compensation Committee include: (i) reviewing and approving or recommending approval of compensation arrangements and levels of our chief executive officer and our other executive officers; (ii) to the extent the Board delegates such authority to the committee, administering our equity incentive plans and agreements; (iii) reviewing and making recommendations to the Board with respect to incentive compensation and equity plans; (iv) reviewing and approving or making recommendations to the Board regarding the corporate goals and objectives relevant to executive compensation and evaluating our executive officers’ performance in light of such goals and objectives; and (v) performing other duties regarding compensation for employees and consultants as the Board may from time to time delegate to the committee. Subject to provisions of any applicable employment agreements, the Compensation Committee typically reviews base salary levels and total compensation for executive officers at least annually. The committee, or the independent directors serving on the Board, makes the final decisions regarding the chief executive officer’s and the other named executive officers’ total direct compensation; to the extent that the chief executive officer or other officer is also a director, such person does not participate in Board determinations concerning his or her compensation. With respect to equity compensation, the Compensation Committee or the Board grants stock options or other equity awards. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are to evaluate employee performance and recommend salary levels and equity compensation awards. Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers. Our chief executive officer is a member of the Board but does not participate in Board decisions regarding any aspect of his own compensation. Pursuant to its charter, the Compensation Committee may engage the services of outside advisors, experts, and others to assist the committee. The committee may engage compensation consultants to provide information to the committee to assist in making decisions regarding compensation of our officers and directors. The Compensation Committee met or acted by written consent six times during 2017.

Compensation Committee Interlocks and Insider Participation

No executive officer has served as a director or member of the Board or the Compensation Committee (or other committee serving an equivalent function) of any other entity while an executive officer of that other entity served as a director of or member of our Board or our Compensation Committee. Dr. Carlo, our President and Chief Executive Officer, may participate in discussions with the Compensation Committee regarding salaries and incentive compensation for other named executive officers, except for discussions regarding his own salary and incentive compensation.

Nominating and Governance Committee

Subject to an approved charter, the general functions of the Nominating and Governance Committee are (i) to recruit, evaluate and nominate candidates to be presented for appointment or election to serve as members of the Board; (ii) to recommend nominees for Board committees; (iii) to recommend corporate governance guidelines applicable to the Company; and (iv) to oversee the evaluation and effectiveness of the Board and its committees. The Nominating and Governance Committee met and/or acted by written consent one time during 2017.

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Director Nomination Procedures

The Nominating and Governance Committee is responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the committee will consider candidates proposed by stockholders. Stockholders may submit a candidate’s name and qualifications to the Board by mailing a letter to the attention of Dennis J. Carlo, Ph.D., Chief Executive Officer, Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, and providing the information required by the Company’s bylaws along with any additional supporting materials the security holder considers appropriate. The committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria, and will follow substantially the same process in considering them, as it does in considering candidates identified by members of the Board or senior management, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. In considering potential new directors, the committee considers a variety of factors, including: (i) reputation for integrity, honesty and high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process; (iii) commitment to understanding our business and our industry; (iv) adequate time to attend and participate in meetings of the Board and its committees; (v) ability to understand the sometimes conflicting interests of the various constituencies of Adamis, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders; and (vi) such other attributes, including independence, that satisfy requirements imposed by the SEC and the NASDAQ listing standards. The committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors. The committee is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, whom the committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. The committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, the committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees.

Stockholder Communications with the Board

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of Adamis Pharmaceuticals Corporation, Attention: Secretary, at our office in San Diego, California. Communications will be forwarded to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide any person, without charge, a copy of the Code. Requests for a copy of the Code may be made by writing to the Company at Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Chief Financial Officer. The Company intends to disclose any amendment to, or a waiver from, a provision of its code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of its code of business conduct and ethics, through reports on Form 8-K filed with the SEC or by posting such information on its website, www.adamispharma.com.

Required Vote

            Each director is elected by a plurality of the votes cast on the election of directors at a meeting at which a quorum is present. As a result, assuming that a quorum is present at the Meeting, the nominees who receive the highest number of votes, up to the number of directors to be elected at the Meeting, will be elected. Abstentions and broker non-votes will not be counted in determining which nominees receive the largest number of votes cast and therefore will have no effect on the outcome of the vote on this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named above, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
ALL OF THE NOMINEES SET FORTH ABOVE FOR DIRECTOR.

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PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED 2009 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve the Amended and Restated 2009 Equity Incentive Plan, including an increase in the number of shares authorized for issuance under the plan.  The Board and our stockholders originally approved the 2009 Equity Incentive Plan (the “Plan”) on February 6, 2009 and March 23, 2009, respectively.  On May 24, 2018, the Board approved the amended and restated plan, subject to stockholder approval.  The Amended and Restated 2009 Equity Incentive Plan is referred to herein as the “Restated Plan.”  A copy of the Restated Plan, as proposed to be amended and restated, is attached hereto as Appendix A.  The Restated Plan will become effective upon stockholder approval.

Reasons for Seeking Stockholder Approval

The Company is proposing the approval of the Restated Plan in order to help ensure that the Company has shares available to make equity awards to our employees, directors and eligible consultants after the termination of the original term of the Plan in 2019, in order to provide them with equity incentives in amounts that the Company and the Board deem desirable.  The Board believes that equity-based compensation is an important part of the Company’s compensation program. The approval of the Restated Plan will allow us to continue to grant stock options and other awards at levels determined to be appropriate by the Board or other administrator of the Restated Plan in order to help secure and retain the services of current and new employees and eligible consultants, and to provide incentives for such persons to exert efforts for our success.

Stockholder approval of the Restated Plan is necessary in order for us to meet the stockholder approval requirements of the Nasdaq Stock Market, grant incentive stock options under the Restated Plan, and be able to continue to grant options and other awards to directors, employees and qualified consultants after the termination of the current Plan.  If the stockholders do not approve the Restated Plan, then the Company could continue to make awards under the current Plan until its termination in February 2019 (unless earlier terminated by the Board), but would not be able to make new awards under the Plan after that date, which we believe would materially and adversely affect our ability to grow and provide equity-based compensation to help incent and retain our existing personnel and our ability to attract new personnel.

Amended and Restated 2009 Equity Incentive Plan

Overview of Proposed Amendments

The Restated Plan includes certain amendments to the Plan, including those described below:

●

Increase by 2,000,000 shares the number of shares authorized under the Restated Plan;

●

Modify provisions to reflect the repeal of the qualified performance based compensation exemption under Section 162(m) of the Internal Revenue Code, as amended, as part of the Tax Cuts and Jobs Act of 2017;

●

Provide that Awards granted under the Restated Plan will be subject to recoupment in accordance with any clawback policy that we adopt or are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by any applicable law; and

●

Provide for a new 10-year term for the Restated Plan.

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Approval of Amendment to Increase the Size of the Restated Plan Pool by 2,000,000 Shares.  The Plan originally included a reserve of 411,765 shares of Common Stock (the number of shares authorized for issuance under the Plan or the Restated Plan, referred to as the “Share Reserve”) that may be issued pursuant to equity awards (the “Stock Awards”) under the Plan.  In December 2013, we effected a 1-for-17 reverse split of the Common Stock.  Pursuant to the reverse stock split, share and per-share amounts relating to the Plan and awards made under the Plan were proportionately adjusted.  Share amounts in the discussion of this Proposal reflect post-reverse split share and per share amounts.  At the 2014 and 2016 annual meetings of stockholders, the stockholders approved an increase of 1,000,000 and 4,500,000 shares, respectively, in the number of shares authorized for issuance under the Plan.  Under the provisions of the Plan and the Restated Plan, the number of shares of Common Stock available for issuance under Stock Awards pursuant to the Plan and the Restated Plan automatically increases on January 1st of each year, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock as the Board may in its discretion determine before the start of a calendar year for which an increase applies.

As of the date of this Proxy Statement, the total number of shares of Common Stock constituting the Share Reserve under the Plan, including shares that have been issued upon the exercise or settlement of previous Stock Awards, shares that are issuable upon exercise or settlement of outstanding options and other awards, and shares that are available to be issued pursuant to future grants or awards under the Plan, is 11,335,847 shares, plus shares that may become available for future issuance upon the termination, expiration or cancellation of outstanding awards.  Pursuant to the provisions of the Plan, effective January 1, 2019, the Share Reserve will be increased by 5% of the number of outstanding shares of Common Stock on that date (or such lower amount as the Board may determine).  Based on the number of shares of Common Stock outstanding on the Record Date, the number of shares in the Share Reserve would be increased by an additional approximately 1,669,470 shares effective January 1, 2019.  As of March 31, 2018, 9,246,202 shares were subject to outstanding stock options awards under the Plan with a weighted average exercise price of $4.45 and a weighted average remaining life of 8.47 years, 1,642,212 shares were issuable upon the vesting of outstanding restricted stock units granted under the Plan, and 173,946 shares remained available in the Share Reserve to be issued pursuant to awards that may be granted in the future.  As of the Record Date, a total of 33,389,410 shares of Common Stock were outstanding.

If this Proposal and the Restated Plan is approved, the total number of shares that are authorized to be issued under the Restated Plan would be increased by 2,000,000 shares.  The total number of shares that may be issued under the Restated Plan would continue to be subject to future annual increases pursuant to the provisions of the Restated Plan, as described above.

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In the years ended December 31, 2016 and 2017, and in the three months ended March 31, 2018, the Company made equity awards under its existing equity incentive plans covering approximately 2,870,697, 3,646,750 and 2,945,501 shares, respectively, which includes new-hire awards, awards to consultants and awards to non-employee directors as well as awards to existing officers and employees.  The following table includes information regarding awards outstanding under the Plan and shares available for future awards under the Plan as of March 31, 2018, as well as the proposed increase in shares issuable under the Restated Plan, if approved by the stockholders.  The table does not reflect future increases in the Share Reserve as a result of the annual increase in the Share Reserve pursuant to the provisions of the Plan and the Restated Plan.

	Number of shares	As a percentage of common stock outstanding as of May 14, 2018
Total shares subject to outstanding awards	10,888,414	32.6%
Total shares available for future awards	173,946	* %
Proposed additional shares available for future awards	2,000,000	6.0%

                                                   * Less than 1.0%

The following table sets forth the number of awards outstanding under the Plan, as well as the number of shares that remain available for future awards under the Plan and the number of shares we are asking stockholders to authorize for future issuance under the Restated Plan, and the percentage that such numbers represent as a percentage of the shares of Common Stock outstanding (determined on a fully diluted basis), in each case as of March 31, 2018.  The numbers in the following table do not include or give effect to the increase in the Share Reserve under the Plan effective January 1, 2019.

	Number of Shares (2)		As a % of Fully-Diluted Shares Outstanding (1)(2)
2009 Equity Incentive Plan
Options outstanding	9,246,202		19.9%
Weighted average exercise price of outstanding options	$4.45
Weighted average remaining term of outstanding options	8.47 years
Restricted stock units outstanding	1,642,212		3.5%
Shares available for future awards	173,946		* %

Amended and Restated 2009 Equity Incentive Plan
Proposed aggregate increase to share reserve	2,000,000		4.3%
Shares available for grant under Restated Plan assuming approval of the Restated Plan	2,173,946	(3)	4.7%

* Less than 1.0%

(1)

Based on 33,389,410 shares of our Common Stock outstanding as of March 31, 2018.  Determined on a fully diluted basis, meaning the total shares outstanding includes shares issuable under outstanding awards under the Plan or the Restated Plan, as applicable, and remaining shares available for issuance under the Plan and, with respect to the Restated Plan, the proposed increase in the Share Reserve under the Restated Plan (but excluding the increase in the Share Reserve under the Plan effective January 1, 2019).

(2)

Excludes the increase in the Share Reserve under the Plan effective January 1, 2019, and annual increases in the Share Reserve under the terms of the Restated Plan.  Based on the number of shares outstanding as of the Record Date, effective January 1, 2019, the Share Reserve under the Plan would increase by approximately 1,669,470 shares.  Under the provisions of the Plan and the Restated Plan, the number of shares of Common Stock available for issuance under Stock Awards pursuant to the Plan and the Restated Plan automatically increases on January 1st of each year, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock as the Board may in its discretion determine before the start of a calendar year for which an increase applies.

(3)

Represents the proposed increase in the Share Reserve under the Restated Plan and any shares remaining in the Share Reserve under the Plan as of the Record Date.  Excludes (i) any shares that may become available again for subsequent issuance under the Restated Plan, and (ii) future annual increases in the Share Reserve under the Restated Plan pursuant to the provisions of the Restated Plan.

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Modification of Section 162(m) Provisions.  Section 162(m) of the Internal Revenue Code, or the Code, prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), allowed performance based compensation that met certain requirements to be tax deductible regardless of amount.  This qualified performance based compensation exception was repealed as part of the TCJA.  We have revised provisions in the Restated Plan to reflect this repeal. Awards granted prior to November 2, 2017, under the Plan may be grandfathered under the old law subject to certain limited transition relief, and accordingly provisions in the Restated Plan which refer to the performance-based compensation exception under Section 162(m) were not removed so as not to jeopardize the ability of certain awards to qualify for the Section 162(m) transition relief, if such relief applies to such awards; however these provisions will only apply to any award that is intended to qualify, and is eligible to qualify, as “performance-based compensation” under Section 162(m) of the Code pursuant to applicable transition relief.

Potential Recoupment of Awards. The Restated Plan provides that Awards granted under the Restated Plan will be subject to recoupment in accordance with any clawback policy that we adopt or are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the administrator of the Restated Plan may impose other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our Common Stock or other cash or property upon the occurrence of events described in such policy.

New Term for Restated Plan.  The Restated Plan includes an amendment to the current Plan, to provide that unless sooner terminated by the Board, the Restated Plan will terminate on the day before the 10th anniversary of the date that the Restated Plan is approved by the Board and by the stockholders, whichever is earlier.

Summary of Amended and Restated 2009 Equity Incentive Plan

The material features of the Restated Plan, as proposed to be amended and restated, are summarized below.  Please note that the description of the material features of the Restated Plan is qualified in its entirety by reference to the copy of the Restated Plan attached hereto as Appendix A.

Stock Awards.  The Restated Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation, or collectively, stock awards.  In addition, the Restated Plan provides for the grant of performance cash awards.  Incentive stock options may be granted only to employees.  All other awards may be granted to employees, including officers, non-employee directors, and consultants.

13

Share Reserve.  The aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the Plan is 11,335,847, and under the Restated Plan, that number would be increased by 2,000,000 shares, not giving effect to future annual increases to the Share Reserve pursuant to the provisions of the Restated Plan.  The number of shares of Common Stock reserved for issuance will automatically increase on January 1 of each calendar year during the term of the Restated Plan, by the lesser of (a) 5.0% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year, or (b) a lesser number of shares of Common Stock determined by our board of directors prior to the start of a calendar year for which an increase applies.  Under the Restated Plan, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the Plan is equal to 20,000,000 shares.

If a stock award granted under the Restated Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of Common Stock not acquired pursuant to the stock award again will become available for subsequent issuance under the Restated Plan.  In addition, the following types of shares under the Restated Plan may become available for the grant of new stock awards under the Restated Plan:  (a) shares that are forfeited to or repurchased by us prior to becoming fully vested; (b) shares subject to stock awards that are settled in cash; (c) shares withheld to satisfy income or employment withholding taxes; (d) shares used to pay the exercise price of an option in a net exercise arrangement; (e) shares tendered to us to pay the exercise price of an option; and (f) shares that are cancelled pursuant to an exchange or repricing program.  Shares issued under the Restated Plan may be previously unissued shares or reacquired shares, including shares bought on the open market.

Administration.  The board of directors, or a duly authorized committee thereof, has the authority to administer the Restated Plan.  The board of directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of Common Stock to be subject to such stock awards.  Subject to the terms of the Restated Plan, the board of directors or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award.  Our compensation committee currently acts as the plan administrator.  Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

The plan administrator has the authority to modify outstanding awards under the Restated Plan.  Subject to the terms of the Restated Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under U.S. generally accepted accounting principles, with the consent of any adversely affected participant.

Under the Restated Plan, the plan administrator determines the vesting of options or other awards upon a holder’s termination of continuous service to the Company (other than for “Cause,” as defined in the Plan), including without Cause or by reason of death or disability.  Except as otherwise provided in the application option agreement or any other written agreement between an award holder and the Company, under the Restated Plan, if an option holder’s continuous service to the Company terminates other than for “Cause,” as defined in the Restated Plan, or as a result of the option holder’s Disability (as defined in the Plan) or death, then an option may be exercised, to the extent that the holder was entitled to exercise such option as of the date of termination of continuous service (or as set forth in the option agreement or other written agreement between the holder and the Company relating to the option), for three months following the termination of continuous service or such longer or shorter period as is specified in the applicable award agreement.  With respect to restricted stock awards and restricted stock unit awards, the plan administrator may impose such restrictions or conditions to the vesting of a restricted stock unit award as it, in its sole discretion, deems appropriate, and unless otherwise provided in the applicable award agreement, upon a participant’s termination of continuous service, the portion of the restricted stock unit award that has not vested will be forfeited.  The Restated Plan generally defines continuous service as meaning that a participant’s service with the Company or an affiliate of the Company, whether as an employee, director or consultant, is not interrupted or terminated.

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Stock Options.  ISOs and nonstatutory stock options, or NSOs, are granted pursuant to stock option agreements adopted by the plan administrator.  The plan administrator determines the exercise price for a stock option, within the terms and conditions of the Restated Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant.  Options granted under the Restated Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the Restated Plan, up to a maximum of ten years.  Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or “cause,” as defined in the Restated Plan, the option holder may generally exercise any options, to the extent vested as provided in the Restated Plan and the applicable award agreement, for a period of three months (or such other period as is specified in the option agreement) following the cessation of service.  The option term may be extended in the event that exercise of the option following such a termination of service would violate the registration requirements of the Securities Act of 1933, as amended.  If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise options for a period of 12 months in the event of disability and 18 months in the event of death.  In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause.  In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash, check, bank draft or money order, (b) a broker-assisted cashless exercise, (c) the tender of shares of Common Stock previously owned by the optionee, (d) a net exercise of the option, and (e) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order.  An optionee may designate a beneficiary, however, who may exercise the option following the optionee’s death.

Tax Limitations on Incentive Stock Options.  The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an optionee during any calendar year under all of our stock plans may not exceed $100,000.  Options or portions thereof that exceed such limit will generally be treated as NSOs.  No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.

Automatic Option Grant Program for Non-Employee Directors.  Under the provisions of the Restated Plan relating to non-employee directors, each person who becomes a non-employee director will automatically receive an initial grant of a nonstatutory option to purchase 50,000 shares of Common Stock upon such person’s election or appointment.  These initial grants will vest in equal monthly installments over a period of three years from the grant date.  In addition, any person who is a non-employee director immediately after the annual meeting of our stockholders automatically will be granted, on the first business day after the annual meeting date, a nonstatutory option to purchase 30,000 shares of Common Stock, or the annual grant.  These annual grants will vest in equal monthly installments over one year from the grant date as long as the non-employee director remains a director, consultant or employee of the Company.  In the event of certain corporate transactions, including change in control transactions, the vesting of options held by non-employee directors whose service has not terminated generally will be accelerated in full, and if the director ceases to serve as a director as a result of the transaction, or ceases to service as a director for other reasons such as death or disability, the director will have 12 months from the date of cessation of service within which to exercise the option.  Under the Restated Plan, the Board has, and will retain, the discretion to make additional equity awards to non-employee directors, independent of the automatic grant provisions of the Restated Plan.

15

Restricted Stock Awards.  Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator.  Restricted stock awards may be granted in consideration for:  (a) cash, check, bank draft or money order, (b) past or future services rendered to us or our affiliates, or (c) any other form of legal consideration approved by the plan administrator.  Shares of Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator.  Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator.  Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards.  Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator.  Restricted stock unit awards may be granted in consideration for any form of legal consideration acceptable to our board of directors.  A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement.  Additionally, dividend equivalents may be credited in respect to shares covered by a restricted stock unit award.  Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights.  Stock appreciation rights are granted pursuant to stock appreciation right grant agreements adopted by the plan administrator.  The plan administrator determines the strike price for a stock appreciation right which cannot be less than 100% of the fair market value of the Common Stock on the date of grant.  Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of the Common Stock on the date of exercise over the strike price, multiplied by (b) the number of shares of Common Stock with respect to which the stock appreciation right is exercised.  The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of Common Stock, in cash, or in any combination of the two or in any other form of consideration, as determined by the plan administrator and contained in the stock appreciation right agreement.  A stock appreciation right granted under the Restated Plan vests at the rate specified in the stock appreciation right agreement, as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the Restated Plan up to a maximum of ten years.  Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, the participant may generally exercise any vested stock appreciation right for a period of three months (or such longer or shorter period specified in the stock appreciation right agreement) following the cessation of service.  In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause.  In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.  The Restated Plan permits the grant of performance stock awards and performance cash awards that may qualify, to the extent applicable after the TCJA, as performance-based compensation that is not subject to the $1.0 million limitation on the income tax deductibility of compensation paid to certain executive officers imposed by Section 162(m) of the Code, to the extent applicable to such award.  Performance awards give participants the right to receive payments in cash, stock or property based solely upon the achievement of certain performance goals during a specified performance period.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period.  A performance stock award may require the completion of a specific period of continuous service.  The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the compensation committee.  For Section 162(m) purposes and to the extent necessary for a performance award to qualify for the performance-based compensation exception under Section 162(m) to the extent applicable after the TCJA, the maximum number of shares that may be granted to a participant in any calendar year attributable to performance stock awards may not exceed 5,000,000 shares of Common Stock, and the maximum value that may be granted to a participant in any calendar year attributable performance cash awards may not exceed $1,000,000. These limits are designed to allow us to grant certain awards that are intended to be exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered employee imposed by Section 162(m) of the Code before the repeal of the performance-based compensation exception pursuant to the TCJA, to the extent that Section 162(m) is applicable to an award. In addition, to the extent permitted by applicable law and the applicable award agreement, the compensation committee may determine that cash may be used in payment of performance stock awards.

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A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period.  A performance cash award may require the completion of a specified period of continuous service.  The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee.  The plan administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as our compensation committee may specify, to be paid in whole or in part in cash or other property.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code to the extent that Section 162(m) and the performance-based compensation exemption are applicable to the award, the compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured, and within the time period prescribed by Section 162(m) of the Code, the compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Plan.  Under the Restated Plan, performance goals may be based on one or more of the following criteria:  (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) completion of regulatory or development milestones; (xxviii) stockholders’ equity; and (xxix) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.  The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  At the time of the grant of any award, our compensation committee is authorized to determine whether, when calculating the attainment of performance goals for a particular performance period:  (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under U.S. generally accepted accounting principles.  In addition, our compensation committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of any performance goals.  The performance goals may differ from participant to participant and from award to award.

Other Stock Awards.  The plan administrator may grant other awards based in whole or in part by reference to, or otherwise based on, Common Stock.  The plan administrator will set the number of shares under the award and all other terms and conditions of such awards.

Capitalization Adjustments; Changes to Capital Structure.  In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate capitalization adjustments will be made to (a) the number of shares subject to the Plan, (b) the maximum number of shares that may be issued pursuant to the exercise of ISOs, (c) the maximum number of securities that may be awarded to any person during a calendar year, and (d) the number of shares and price per share of stock subject to outstanding stock awards.

Corporate Transactions.  In the event of certain significant corporate transactions, including certain mergers, sale of all or substantially all of the Company’s assets or similar transactions, as set forth in the Restated Plan, outstanding awards under the Restated Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company).  If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (a) with respect to any such stock awards that are held by individuals whose service with us or our affiliates has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction; and (b) all other outstanding stock awards will terminate if not exercised prior to the effective date of the corporate transaction.  Our board of directors also has the discretion to:  (a) arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring entity or parent company; (b) accelerate the vesting of a stock award and provide for its termination prior to the effective time of the corporate transaction; or (c) provide for the surrender of a stock award in exchange for a payment equal to the excess of (i) the value of the property that the optionee would have received upon the exercise of the stock award over (ii) the exercise price otherwise payable in connection with the stock award.

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Changes in Control.  Our board of directors has the discretion to provide that a stock award under the Restated Plan will immediately vest as to all or any portion of the shares subject to the stock award (a) immediately upon the occurrence of certain specified change in control transactions, whether or not such stock award is assumed, continued, or substituted by a surviving or acquiring entity in the transaction, or (b) in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of certain specified change in control transactions.  Stock awards held by participants under the Restated Plan will not vest automatically on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

Potential Recoupment of Awards.  Awards granted under the Restated Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the administrator of the Restated Plan may impose other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our Common Stock or other cash or property upon the occurrence of certain events.

Amendment and Termination.  The Board may at any time amend the Restated Plan in any respect that it deems necessary or advisable, subject to the limitations, if any, of applicable law.  However, except as provided with respect to capitalization adjustments, stockholder approval shall be required for any amendment of the Restated Plan that either (a) materially increases the number of shares of Common Stock available for issuance under the Restated Plan, (b) materially expands the class of individuals eligible to receive awards under the Restated Plan, (c) materially increases the benefits accruing to participants under the Restated Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Restated Plan, (d) materially extends the term of the Restated Plan, or (e) expands the types of awards available for issuance under the Restated Plan, but in each of the foregoing instances only to the extent required by applicable law or listing requirements.  Except as provided above, rights under any award granted before amendment of the Restated Plan will not be impaired by any amendment of the Restated Plan unless (a) the Company requests the consent of the affected participant, and (b) such participant consents in writing.  Unless sooner terminated by the Board, the Restated Plan will terminate on the day before the 10th anniversary of the date that the Restated Plan is approved by the Board and by the stockholders, whichever is earlier.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Restated Plan.  This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside.  The information set forth below is a summary only and does not purport to be complete.  The information is based upon current federal income tax rules and therefore is subject to change when those rules change.  Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.  The Restated Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.  Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the applicability and provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options.  Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date.  On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price.  If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax.  The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

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Incentive Stock Options.  The Restated Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code.  Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO.  If the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be a long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.  However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale.  If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be a short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised.  If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share.  In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period.  If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards.  Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.  If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days after his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.  The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights.  Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the date of grant, the recipient will recognize ordinary income equal to the fair market value of stock or cash received upon such exercise.  If the recipient is employed by us or one of our affiliates, that income will be subject to withholding taxes.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the recipient of the stock appreciation right.

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Restricted Stock Units.  Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered to the participant in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares.  If a restricted stock unit award is subject to Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events:  a fixed calendar date (or dates), separation from service, death, disability or a change in control.  If delivery occurs on another date, unless the restricted stock unit awards otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.  The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid, if any, for shares plus any ordinary income recognized when the stock is delivered.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the participant.

Section 162 Limitations.  In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year.  Prior to the TCJA, covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation.  As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers.  Certain awards under the Plan granted prior to November 2, 2017 may be grandfathered from the changes made by the TCJA under certain limited transition relief, however, for grants after that date and any grants which are not grandfathered, we will no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee.  There is no guarantee that we will be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee under the Plan or the Restated Plan.

Section 409A.  Section 409A covers most programs that defer the receipt of compensation to a succeeding year.  It provides rules for elections to defer, if any, and for timing of payouts.  There are significant penalties placed on the participant for failure to comply with Section 409A.  Section 409A does not apply to incentive stock options, non-statutory stock options that have an exercise price that is at least equal to the grant date fair market value and that meet certain other requirements, restricted stock and restricted stock unit type awards provided there is no deferral of income beyond the vesting date.  Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.

Awards under the Plan

During our fiscal year ended December 31, 2017 and the three months ended March 31, 2018, we have made certain grants to our employees and to certain executive officers, as discussed elsewhere in this Proxy Statement under the heading “Executive Compensation,” and we have made and may make equity awards to certain of our officers, employees, consultants and directors during the current fiscal year.  However, we cannot currently determine the total amount of benefits or number of shares subject to equity awards that may be granted in the future to officers, employees, consultants or directors under the Restated Plan, other than annual options to be granted to our non-employee directors following the Meeting.

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The following table sets forth information about awards granted under the Plan during the year ended December 31, 2017, and during three months ended March 31, 2018, to our named executive officers, all current executive officers as a group (seven people), all persons who served as non-employee directors at any time during fiscal 2017 or fiscal 2018, as a group (a total of three people) and all current non-executive officer employees and consultants as a group.  On May  21, 2018, the last reported sales price of our Common Stock on NASDAQ was $4.35.

Name	Weighted Average Exercise Price of Stock Option Awards ($)	Number of Shares Subject to Stock Option Awards	Restricted Stock Units
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
Fiscal 2017	$3.15	477,000	250,000
Fiscal 2018	$2.83	166,934	83,467
David J. Marguglio
Senior Vice President of Corporate Development
Fiscal 2017	$3.15	176,000	200,000
Fiscal 2018	$2.83	133,547	66,773
Robert O. Hopkins
Vice President, Finance and Chief Financial Officer
Fiscal 2017	$3.15	110,000	200,000
Fiscal 2018	$2.83	133,547	66,773
Karen K. Daniels
Vice President of Operations
Fiscal 2017	$3.15	110,000	150,000
Fiscal 2018	$2.83	83,467	41,733
Thomas Moll, Ph.D.
Vice President of Research
Fiscal 2017	$3.15	110,000	150,000
Fiscal 2018	$2.83	83,467	41,733
Ronald B. Moss, M.D.
Chief Medical Officer
Fiscal 2017	$3.45	210,000	—
Fiscal 2018	$2.83	83,467	41,733
Executive Officers (seven people)
Fiscal 2017	$3.20	1,193,000	950,000
Fiscal 2018	$2.83	719,429	342,212
Non-Employee Directors (three people)
Fiscal 2017	$4.10	90,000	—
Fiscal 2018	$0.00	—	—
Non-Executive Officer Employees as a Group
(approximately 121 people)
Fiscal 2017	$3.78	1,413,750	—
Fiscal 2018	$2.93	1,883,860	—

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New Plan Benefits

The amount, if any, of equity compensation that may be awarded to officers, directors, employees and consultants following stockholder approval of this Proposal is determined from time to time by the administrator of the Restated Plan. As of the date of this Proxy Statement, there has been no determination by the plan administrator with respect to future awards under the Restated Plan. Accordingly, future awards are not determinable. As described elsewhere in this Proxy Statement, under the Plan and the Restated Plan our non-employee directors are eligible to receive annual automatic equity awards, currently a stock option to purchase 50,000 shares of Common Stock when a person first join the Board, and a stock option each year to purchase 30,000 shares of Common Stock, under our directors compensation policy, as described under the heading "Executive Compensation - Compensation of Directors."

Interest of Certain Persons in Matters to Be Acted Upon

Each of our current directors, executive officers and employees is eligible to receive awards under the Restated Plan.  If the Restated Plan is approved, such persons would potentially benefit from continuing to be able to receive awards under the Restated Plan and a larger number of shares being available for issuance in the Restated Plan pool and could potentially receive a larger amount of awards.  The administrator has the discretion to determine which eligible persons will receive awards under the Restated Plan.  As a result, future participation in the Restated Plan by executive officers, directors and other employees is not determinable.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. Abstentions are considered present and entitled to vote with respect to this proposal, and will, therefore, be treated as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF THE AMENDED AND RESTATED 2009 EQUITY INCENTIVE PLAN

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 PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. We conducted our first say-on-pay vote at our 2013 Annual Meeting of Stockholders. At that meeting, we also conducted our first say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At the 2013 Annual Meeting of Stockholders, a majority of the votes cast selected one year as the frequency period. Accordingly, we are conducting a say-on-pay vote at the 2018 Annual Meeting of Stockholders and will continue to conduct an advisory vote on the compensation of our named executive officers annually until our next say-on-frequency vote.

Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL, ON A NONBINDING ADVISORY BASIS, OF
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4
RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

The Audit Committee has selected the independent registered public accounting firm of Mayer Hoffman McCann PC, or MHM, for the purpose of auditing and reporting upon the financial statements of Adamis for the year ending December 31, 2018. Neither the firm nor any of its members has any direct or indirect financial interest in Adamis. Mayer Hoffman McCann PC has been employed by us to audit our financial statements since 2006.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of Mayer Hoffman McCann PC as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain Mayer Hoffman McCann PC or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Adamis and our stockholders. A formal statement by representatives of Mayer Hoffman McCann PC is not planned for the Meeting. However, representatives of Mayer Hoffman McCann PC are expected to be present at the Meeting and will be available to respond to appropriate questions by stockholders.

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Audit Fees

The following table sets forth fees billed to us by Mayer Hoffman McCann PC, our independent registered public accounting firm during the years ended December 31, 2017 and 2016 for: (i) services rendered for the audit of our annual financial statements, review of our quarterly financial statements, and other services normally provided in connection with statutory and regulatory filing requirements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	Fiscal 2017	Fiscal 2016
Audit Fees (1)	$324,000	$189,000
Audited Related Fees(2)	18,500	35,500
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	342,500	224,500

(1)	Includes fees associated with the annual audit of our financial statements and internal control over financial reporting, the review of our interim financial statements, and for services normally provided in connection with statutory and regulatory filing requirements.
(2)	Includes fees associated with review of registration statements and providing consents and comfort letters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee periodically will revise the list of pre-approved services, based on subsequent determinations. The Audit Committee delegates pre-approval authority to its chairperson and may delegate such authority to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting. All fees reported in the table above under the headings Audit Fees and All Other Fees for the years ended December 31, 2017 and 2016 were approved by the Audit Committee, or by the entire Board functioning as the audit committee, before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions. Accordingly, none of the fees reported under the headings were approved by the Audit Committee pursuant to federal regulations that permit the Audit Committee to waive its pre-approval requirement under certain circumstances.

MHM has advised the Company that MHM leases substantially all of its personnel, who work under the control of MHM’s shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2017, were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Required Vote

            Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting.

Board Recommendation

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with our management Adamis’ audited financial statements for the fiscal year ended December 31, 2017, including the internal controls over financial reporting. The Audit Committee also reviewed and discussed with our independent registered public accounting firm those matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees (formerly Auditing Standard 16), issued by the Public Company Accounting Oversight Board.  Our independent registered public accounting firm provided the Audit Committee with the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence with respect to Adamis and has considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to Adamis is compatible with maintaining such independent registered public accounting firm’s independence.

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Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that Adamis’ audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2017.

Audit Committee

Robert B. Rothermel, Chair
William C. Denby, III
Richard C. Williams

In accordance with the rules of the SEC, the information contained in the Report of the Audit Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the Securities and Exchange Commission’s Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that the information be treated as soliciting material or that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

EXECUTIVE OFFICERS

The names, ages, principal occupations during the past five years, and certain other information with respect to our executive officers, are shown below as of the Record Date. To the extent that any named executive officer is also serving as a member of the Board, then such named executive officer’s biography is set forth under “Information Regarding Board of Directors” above.

Our executive officers are appointed by the Board.

Name	Age	Principal Occupation
Dennis J. Carlo, Ph.D.	74	Chief Executive Officer of the Company and Director
David J. Marguglio	47	Senior Vice President, Chief Business Officer and Director
Robert O. Hopkins	57	Vice President, Finance and Chief Financial Officer
Karen K. Daniels	65	Vice President of Operations
Thomas Moll, Ph.D.	53	Vice President of Research
Ronald B. Moss, M.D.	58	Chief Medical Officer
Eddie W. Glover	68	Chief Executive Officer of US Compounding, Inc.

Robert O. Hopkins. Mr. Hopkins became Vice President, Finance and Chief Financial Officer of the Company in April 2009 in connection with the closing of the merger transaction between the Company and Old Adamis. He joined Old Adamis in April 2007 as Vice President, Finance and Chief Financial Officer. From 2000 to 2004, he was an Executive Vice President and the Chief Financial Officer of Chatham Capital Corp. In that position he managed financial operations for a corporation that held several hospitals, an extensive life sciences operation and a number of other business units within its portfolio. Mr. Hopkins served as Chief Financial Officer of Veritel Corp. from 1999 and 2000, a biometric software company. He has also served as Chief Operating Officer for Circle Trust Company from 2004 to 2005, during which time he was responsible for corporate reorganization after acquiring a troubled trust company. From 2005 until Mr. Hopkins joined Old Adamis in April 2007, he consulted for Acumen Enterprises providing analysis and business plans for the various projects with which the company was involved. From 1997 to 1999, Mr. Hopkins was Senior Vice President for Finance for the Mariner Post-Acute Network, Atlanta, Georgia. In this position he was responsible for financial management of a division consisting of 12 long-term, acute care hospitals. Among his previous medical-related experience, he has served as Assistant Administrator of Finance for Kindred Hospitals; President and Chief Executive Officer of Doctors Hospital of Hyde Park; and Vice President of Accounting for Cancer Treatment Centers of America. Mr. Hopkins received a B.S. degree in Finance from Indiana State University and an M.B.A. from Lake Forest Graduate School of Management.

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Karen K. Daniels. Ms. Daniels joined Adamis in July 2009 as Vice President of Operations. She has over 30 years of experience in operational and engineering roles across diverse industries including electronics, medical devices, contract manufacturing and pharmaceutical manufacturing. Prior to joining Adamis, Ms. Daniels served as President of Althea Technologies from 2007 to 2009. Althea Technologies is a contract manufacturer for the pharmaceutical industry. She also served as Senior Director of Operations and Logistics for Vidacare, a medical device manufacturer from 2006 to 2007. From 2003 to 2006, she was President of Lambda Power. Ms. Daniels received a B.S. degree from the University of Arizona.

Thomas Moll, Ph.D. Dr. Moll joined Adamis Pharmaceuticals in February 2008 as Vice President of Research. He has more than 20 years of experience in both academic and industrial preclinical research and development in the areas of inflammation, immunology and cancer biology. Prior to joining Adamis, Dr. Moll was Vice President of Research at privately held Telos Pharmaceuticals from 2003 to 2008. From 1998 to 2003 he was Vice President of Immunology at Cardion AG, a privately held German biotech company. Dr. Moll holds a diploma in Biology II from the University of Basel, Switzerland, and received his doctorate degree in Genetics and Biochemistry from the University of Vienna, Austria.

  Ronald B. Moss, M.D. Dr. Moss joined the Company as Chief Medical Officer in February 2017.    Prior to joining the Company, Dr. Moss served as President and Chief Executive Officer of Ansun Biopharma from October 2012 to February 2017 and as interim CEO from October 2011 to October 2012.  Dr. Moss served as Executive Vice President of Clinical Development & Medical Affairs at NexBio from January 2009 to October 2011. From June 2006 to January 2009, Dr. Moss served as the Vice President of Clinical Development at Vical Inc. From January 2004 to March 2006, he served as the Vice President of Medical Affairs at Telos Pharmaceuticals. Dr. Moss served as the Senior Director of Worldwide Regulatory Affairs for Vaccines/Biologics at Merck and Company from January 2003 to January 2004. Dr. Moss joined The Immune Response Corporation in January 1994 as Medical Director and advanced through positions of increasing responsibility and served as the interim President and Chief Executive Officer from August 2002 to January 2003. From July 1993 to January 1994, Dr. Moss served as Assistant Medical Director at Immunization Products Ltd., a joint venture between Rhone-Poulenc Rorer and Immune Response. Dr. Moss trained in Pediatrics at SUNY Stony Brook and completed his Fellowship in Allergy and Clinical Immunology at the National Institutes of Health, and is board certified in allergy and immunology.  He is a Fellow of the American Academy of Allergy Asthma and Immunology (FAAAI) and a Fellow of the American College of Allergy, Asthma, and Immunology (FCAAI). Dr. Moss is a voluntary faculty member at University of California, San Diego, School of Medicine Department of Medicine. Dr. Moss earned his M.D. degree at the Chicago Medical School, Rosalind Franklin University of Medicine and Science and his bachelor's degree from the State University of New York at Stony Brook.

Eddie W. Glover. Mr. Glover is the Chief Executive Officer of US Compounding, Inc. (“USC”), which Adamis acquired in a merger transaction completed in April 2016 pursuant to which USC became a wholly-owned subsidiary of Adamis. Mr. Glover co-founded USC in 2005 and has served as President or Chief Executive Officer since 2005. USC is a drug outsourcing facility registered under Section 503B of the Food, Drug & Cosmetic Act, as amended. Mr. Glover previously served as the president of the Arkansas Pharmacists Association and currently is a member of its board of directors. Mr. Glover has previously served on the board of directors of the Arkansas Pharmacists Association, Pharmacy Partners of America, and the International Association of Compounding Pharmacist. Mr. Glover is a member of the National Community Pharmacists Association (NCPA) and Professional Compounding Centers Of America (PCCA). He was named NCPA “Pharmacist of the Year” in 2012 and PCCA “Pharmacist of the Year” in 2009. Mr. Glover is a graduate of the University of Central Arkansas and received his Pharmacy degree from the University of Oklahoma.

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STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of the Record Date (the “Table Date”), regarding beneficial ownership of all classes of our voting securities, to the extent known to us, by (i) each person who is a director or a nominee for director; (ii) each named executive officer in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. As of the Table Date, the applicable share numbers and percentages are based on 33,389,410 shares of Common Stock issued and outstanding.

	Shares Beneficially Owned (1)
	Title or Class of Securities:
	Common Stock			Preferred Stock
Directors	Shares		Percentage	Shares		Percentage
Dennis J. Carlo, Ph.D.	1,405,416	(2)	4.1
William C. Denby, III	152,500	(3)	*
David J. Marguglio	525,628	(4)	1.6
Robert B. Rothermel	177,000	(5)	*
Richard C. Williams	189,918	(6)	*
Other Named Officers
Robert O. Hopkins	348,971	(7)	1.0
Other Beneficial Ownership	—	—	—
Funds advised by Sio Capital Management, LLC	—	—	—	1,183,432	(8)	100.0
All Adamis directors and executive officers as a group (seven persons)	3,635,267	(9)	10.2

*	Less than 1%.
(1)	Based upon information supplied by officers, directors and principal stockholders. Beneficial ownership is determined in accordance with rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to an option or similar right that is currently exercisable or exercisable within 60 days of the date of the table are deemed to be outstanding and to be beneficially owned by the person holding such option or right for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130.
(2)	Includes 307,605 shares of Common Stock owned of record, 5,883 shares of Common Stock held of record by a family member and beneficially owned by Dr. Carlo, and 1,091,928 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 486,151 shares of Common Stock underlying options and 333,467 restricted stock units which become exercisable or vest over time after such period.
(3)	Includes 2,500 shares of Common Stock owned of record and 150,000 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 100,000 restricted stock units which become exercisable or vest over time after such period.
(4)	Includes 101,023 shares of Common Stock owned of record, 5,884 shares of Common Stock held of record by a family member and beneficially owned by Mr. Marguglio and 418,721 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 232,499 shares of Common Stock underlying options and 266,773 restricted stock units which become exercisable or vest over time after such period.

(5)	Includes 27,000 shares of Common Stock owned of record and 150,000 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 100,000 restricted stock units which become exercisable or vest over time after such period.
(6)	Includes 39,918 shares of Common Stock owned of record and 150,000 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 150,000 restricted stock units which become exercisable or vest over time after such period.
(7)	Includes 56,817 shares of Common Stock owned of record, 292,154 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 189,828 shares of Common Stock underlying options and 266,773 restricted stock units which become exercisable to vest over time after such period.
(8)

The number of shares indicated in the table under the heading "Preferred Stock" includes the Company’s Series A-1 Preferred that are issuable upon exercise of the Warrants by each of the foregoing stockholders, as follows: Compass Offshore MAV Limited, 270,791; Sio Partners, LP, 356,610; Compass MAV, LLC, 302,520; and Sio Partners Master Fund, LP, 253,511. Sio Capital Management, LLC serves as investment advisor of Compass Offshore MAV Limited, Sio Partners, LP, Compass MAV LLC and Sio Partners Master Fund, LP. Sio GP, LLC is the general partner of Sio Partners, LP and Sio Partners QP, LP. Michael Castor, as principal of Sio GP, LLC and director of Sio Partners Offshore, Ltd., has voting and investment control over the securities beneficially owned by each of the foregoing stockholders. Each of Sio Capital Management, LLC, Sio GP, LLC and Michael Castor disclaims beneficial ownership over the securities held of record by stockholders, except to the extent of its or his pecuniary interest therein. The business address of the stockholders is Sio Capital Management, LLC, 515 Fifth Avenue, Suite 910, New York, NY 10017.

(9)	Includes 2,305,303 shares of Common Stock issuable upon the exercise of options within 60 days after the Table Date.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Adamis during years ended December 31, 2017  and  2016 to (i) each person who served as Adamis’ chief executive officer during fiscal 2017, (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2017 and whose total compensation for such year exceeded $100,000, and (iii) up to two additional individuals for whom disclosures would have been provided in this table but for the fact that such persons were not serving as executive officers as of the end of 2017, of which there were none (sometimes referred to collectively as the “named executive officers”).

								Non-Equity
				Stock		Option		Incentive Plan		All Other
		Salary	Bonus	Awards		Awards		Compensation		Compensation		Total
Name and Principal Position	Year	($)	($)	($)		($)		($)		($)		($)
Dennis J. Carlo, Ph.D.	2017	$605,000	—	875,000	(5)	834,750	(1)	220,825	(2)	$27,189	(3)	$2,562,764
President and Chief Executive Officer	2016	$575,000	—	—		1,017,444	(1)	143,750	(4)	$27,527	(3)	$1,763,721
Robert O. Hopkins	2017	$318,000	—	700,000	(5)	192,500	(1)	69,642	(2)	$27,172	(3)	$1,307,314
Vice President, Chief Financial Officer	2016	$300,000	—	—		154,521	(1)	45,000	(4)	$24,981	(3)	$524,502
David J. Marguglio	2017	$328,000	—	700,000	(5)	308,000	(1)	95,776	(2)	$24,862	(3)	$1,456,638
Senior Vice President, Chief Business Officer	2016	$310,000	—	—		247,234	(1)	62,000	(4)	$23,528	(3)	$642,762

(1)

Reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during the years ended December 31, 2017 and 2016, respectively, calculated in accordance with applicable rules and regulations and authoritative guidance. For information concerning assumptions used to estimate fair value, please see Note 18 to the accompanying notes to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report on Form 10-K”). The actual amount ultimately realized from the equity awards will likely vary based on a number of factors, including, but not limited to Adamis’ actual performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. Each option is intended to be an incentive stock option. Each option has a term of ten years from the grant date, subject to earlier termination of the term as provided in the 2009 Equity Incentive Plan (the "Plan"). For options with respect to 2017, reflects stock options granted on February 7, 2017 to the named executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 477,000 shares; Mr. Hopkins, 110,000 shares; and Mr. Marguglio, 176,000 shares. Each 2017 option had an exercise price equal to $3.15 per share. For options with respect to 2016, reflects stock options granted on January 25, 2016 to the named executive officers to purchase shares of Common Stock, as follows: Dr. Carlo, 442,367 shares; Mr. Hopkins, 67,183 shares; and Mr. Marguglio, 107,493 shares. The 2016 options had an exercise price equal to $4.10 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. The stock options are also subject to accelerated vesting in certain circumstances, including a change in control of the Company.

(2)	Reflects cash bonuses paid in February 2018 pursuant to the Company’s 2017 Bonus Plan, with respect to the 2017 year.
(3)	For 2017 and 2016, consists primarily of premiums paid by the Company on behalf of each of Messrs. Carlo, Marguglio and Hopkins for health, dental, and vision insurance.
(4)	Reflects cash bonuses paid in February 2017 pursuant to the Company’s 2016 Bonus Plan, with respect to the 2016 year.
(5)	Reflects restricted stock unit awards granted on March 1, 2017 and which will vest on the seventh anniversary of the date of grant or upon change of control or upon termination of service by reason of death or disability, with respect to the following numbers of shares of Common Stock: Dr. Carlo, 250,000 shares; Mr. Hopkins, 200,000 shares; and Mr. Marguglio, 200,000 shares. The fair market value of the shares at the time of issuance was $3.50 per share. For a discussion of assumptions used to estimate fair value, please see Note 18 to our financial statements in the 2017 Annual Report on Form 10-K.

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Narrative Disclosure to Compensation Table

Employment Agreements

The Company has previously entered into employment agreements with certain of its executive officers, effective December 31, 2015. In April 2016, in connection with the Company’s acquisition of U.S. Compounding, Inc. (“USC”), USC entered into an employment agreement with Eddie W. Glover. In addition, in February 2017, the Company entered into an employment agreement with Ronald B. Moss, M.D. The agreements provide for the employment of the following persons to the following positions: Dennis J. Carlo, Ph.D., President and Chief Executive Officer; David J. Marguglio, Senior Vice President of Business Development; Robert O. Hopkins, Vice President of Finance and Chief Financial Officer; Ronald B. Moss, M.D., Chief Medical Officer; Karen K. Daniels, Vice President of Operations; Thomas Moll, Vice President of Research; and Eddie W. Glover, Chief Executive Officer of USC.

The agreements provide for initial base compensation at the following annual rates: Dr. Carlo, $550,000; Mr. Marguglio, $300,000; Mr. Hopkins, $260,000; Dr. Moss, $385,000; Ms. Daniels and Dr. Moll, $260,000; and Mr. Glover, $300,000. Under the agreements, the officers are eligible to participate in benefit programs that are routinely made available to officers (and in Mr. Glover’s case, officers of USC), including any executive stock ownership plans, profit sharing plans, incentive compensation or bonus plans, retirement plans, Company-provided life insurance, or similar executive benefit plans maintained or sponsored by the Company. The Board may also in its discretion make additional discretionary cash or equity payments, awards, changes in base salary, bonuses or other payments to its officers and employees. Except with respect to titles, salary amounts, and certain severance and benefit provisions following certain kinds of employment terminations or change of control events, or otherwise as described below, the agreements are similar in material respects. The agreements are terminable at any time by either party.

In January 2016, upon the recommendation of the Compensation Committee, and after a review of information from the firm of Pearl Meyer Partners, LLC (“Pearl Meyer" or "PM”), independent compensation consultants retained by the Compensation Committee to provide information to assist the committee regarding evaluation of overall cash and equity compensation programs and objectives for officers and directors, development of a peer group of companies and review of compensation including information relating to the peer group of companies, the non-employee members of the Board approved an increase in the annual base salaries of officers for 2016 to the following amounts: Dr. Carlo, $575,000; Mr. Marguglio, $310,000; Mr. Hopkins, $300,000; Ms. Daniels, $280,000; and Dr. Moll, $280,000. In February 2017, the Compensation Committee approved an increase in the annual base salaries of officers for 2017 to the following amounts: Dr. Carlo, $605,000; Mr. Marguglio, $328,000; Mr. Hopkins, $318,000; and Ms. Daniels and Dr. Moll, $291,000.

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 Bonus and Non-Equity Incentive Plan Compensation

Each officer is eligible to receive such discretionary bonuses as the Compensation Committee may approve. In addition, our compensation structure includes eligibility for annual cash bonuses for officers and most non-officer employees. In March 2016, the independent members of the Board, based on a recommendation by the Compensation Committee, approved the Company’s 2016 Bonus Plan (the “2016 Bonus Plan”). The terms of the 2016 Bonus Plan establish for each level of Company employee, including the Company’s executive officers but excluding field sales employees of the Company, a target cash bonus amount, expressed as a percentage of base salary. All determinations regarding payments of bonuses under the 2016 Bonus Plan are made in the discretion of the Compensation Committee. The target bonus amounts for our executive officers under the 2016 Bonus Plan generally ranged between 30% - 50% of their base salary; the target bonus amounts as a percentage of base salary for 2016 for our named executive officers were as follows: Dr. Carlo, 50%; Mr. Marguglio, 40%; and Mr. Hopkins, 30%. Under the terms of the 2016 Bonus Plan, bonus payments are based on an evaluation by the Compensation Committee and the independent members of the Board of Directors of the Company’s achievement of corporate goals and, as applicable, individual goals, for the year. The corporate performance goals for 2016 were also approved by the Board based on a recommendation of the Compensation Committee and included the achievement of performance targets and business goals with respect to the Company’s financial results, capital raising activities, pre-clinical and clinical trial activities, regulatory activities and approvals, product development and product commercialization activities. In February 2017, upon the recommendation of the Compensation Committee, the Board approved cash bonus payments under the 2016 Bonus Plan for 2016 in the following amounts, Dr. Carlo, $143,750; Mr. Marguglio, $62,000; Mr. Hopkins, $45,000; Ms. Daniels, $42,000; and Dr. Moll, $42,000.

In January 2017, the independent members of the Board, based on a recommendation by the Compensation Committee, approved the Company’s 2017 Bonus Plan (the “2017 Bonus Plan”). The terms of the 2017 Bonus Plan are similar in material respects to the 2016 Bonus Plan. The target bonus amounts as a percentage of base salary for 2017 for our named executive officers were as follows: Dr. Carlo, 50%; Mr. Marguglio, 40%; and Mr. Hopkins, 30%. The corporate performance goals for 2017 included the achievement of performance targets and business goals tied to the Company’s financial results, capital raising and strategic activities, clinical development and regulatory filings and approvals, clinical trials and related results and product development activities. During 2017, the Compensation Committee engaged the firm of Pearl Meyer as an independent compensation consultant to provide information to assist the committee regarding evaluation of overall cash and equity executive compensation programs and objectives for our officers and directors, assist in review and development of a peer group of companies and review compensation including information relating to the peer group of companies. PM did not provide any services to us in 2017 beyond the engagement described above.  After review and consultation with PM, the Compensation Committee determined that PM was independent and there was no conflict of interest resulting from retaining PM during the 2017 year.  In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards. In February 2018, the Compensation Committee approved cash bonus payments under the 2017 Bonus Plan for 2017 in the following amounts: Dr. Carlo, $220,825; Mr. Marguglio, $95,776; Mr. Hopkins, $69,642; Dr. Moss, $84,315; Ms. Daniels, $63,729; and Dr. Moll, $63,729. Additionally, the committee approved discretionary cash bonus payments for 2017 to the following executive officers in the following amounts: Dr. Moss, $28,105; Ms. Daniel, $21,243; and Dr. Moll, $21,243.

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Equity Incentives

Our 2009 Equity Incentive Plan (the “Plan”) provides for the grant to eligible employees, directors and consultants of stock options, shares of Common Stock, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation, as well as certain kinds of performance cash awards, on such terms as are determined by the Board or other Plan administrator. The Board adopted the Plan in February 2009. The Plan will terminate in February 2019, unless terminated earlier by the Board. The Plan was approved by our stockholders in March 2009. The Plan originally included a reserve (the “Share Reserve”) of 411,765 shares of Common Stock that may be issued pursuant to equity awards (“Awards” or “Stock Awards”) under the Plan. At the 2014 annual meeting of stockholders, the stockholders approved an increase of 1,000,000 shares in the Share Reserve. At the 2016 annual meeting of stockholders, the stockholders approved an increase of 4,500,000 shares in the Share Reserve. In addition, under the provisions of the Plan, the number of shares of Common Stock available for issuance under Awards pursuant to the Plan automatically increases on January 1st of each year, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock as the Board may in its discretion determine before the start of a calendar year for which an increase applies. The Board, or an authorized committee such as the Compensation Committee, administers the Plan. The Plan administrator determines recipients, dates of grant, the numbers and types of Awards to be granted, and the terms and conditions of the Awards, including the period of their exercisability and vesting schedule applicable to an Award. Options granted under the plan have terms of up to 10 years. We generally make an initial equity award of stock options to new employees and annual stock-based grants as part of our overall compensation program. All equity-based awards granted to executives are approved by our Compensation Committee or the Board. Stock option grants have an exercise price equal to the fair market value of our Common Stock on the grant date and generally have a vesting schedule that provides for monthly or other periodic vesting of the option over a period of time, sometimes with an initial cliff-vesting period where a portion vests after an initial period of time from the grant date, provided that the award recipient continues to provide continuous service to the Company. Our general practice is to make annual stock option awards as part of overall compensation, and sometimes upon promotion.

In January 2016, we granted options intended to be incentive stock options to executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 442,367 shares; Mr. Marguglio, 107,493 shares; and each of Mr. Hopkins, Dr. Moll and Ms. Daniels, 67,183 shares. The 2016 options had an exercise price equal to $4.10 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. In February 2017, we granted options intended to be incentive stock options to executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 477,000 shares; Mr. Marguglio, 176,000 shares; each of Mr. Hopkins, Dr. Moll and Ms. Daniels, 110,000 shares: and Dr. Moss, 210,000 shares. The 2017 options had an exercise price equal to $3.15 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. In February 2018, we granted options intended to be incentive stock options to executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 166,934 shares; each of Mr. Marguglio and Mr. Hopkins, 133,547 shares; and each of Ms. Daniels and Dr. Moll and Dr. Moss, 83,467 shares. The 2018 options had an exercise price equal to $2.83 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. The above options also are subject to accelerated vesting upon the occurrence of certain events, including certain changes in control of the Company and, with respect to certain of the options, death or disability.

We have also made grants of restricted stock units (“RSUs”) in addition to, or in lieu of, stock option awards. We did not grant any RSUs to officers or other employees in 2016. In March 2017, the Compensation Committee granted RSU awards under the Plan the respect to the following numbers of shares of Common Stock to each of the following officers: Dr. Carlo, 250,000; each of Mr. Marguglio and Mr. Hopkins, 200,000; and each of Ms. Daniels and Dr. Moll, 150,000. The RSUs vest at the end of seven years if the recipient has provided Continuous Service (as defined in the Plan and the Award agreement) during the seven-year term of the RSU. In February 2018, the Compensation Committee granted RSU awards under the Plan with respect to the following numbers of shares of Common Stock to each of the following officers: Dr. Carlo, 83,467; each of Mr. Marguglio and Mr. Hopkins, 66,773; and each of Ms. Daniels, Dr. Moll and Dr. Moss, 41,733. The RSUs vest ratably annually over a period of three years if the recipient has provided Continuous Service (as defined in the Plan and the Award agreement) during the three-year term of the RSU. The RSUs also vest earlier upon the death or disability (as defined the Plan and the Award agreement relating to the RSU) of the recipient. In addition, each RSU vests in the event of a Change in Control transaction, as defined in the Plan and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and related Department of Treasury guidance (“Section 409A”), before the end of the term of the RSU. If the recipient ceases to provide Continuous Service to the Company during the vesting period (other than as a result of an event described above that results in vesting of the award), then the RSU award would not vest and no shares would be issued pursuant to the award. The shares covered by the RSU would be issued following vesting, as provided in the Plan and the applicable Award agreement. The Plan defines “Continuous Service” as meaning that the participant’s service with the Company or an affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the recipient renders service to the Company or an affiliate as an employee, consultant or director or a change in the entity for which the recipient renders such service, provided that there is no interruption or termination of the recipient’s service with the Company or an affiliate, is not deemed to terminate a recipient’s Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service is considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

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Tax Considerations

For years prior to 2018, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallowed a federal income tax deduction for public companies for certain compensation in excess of $1.0 million paid to certain executive officers in any one year, including our named executive officers. Prior to 2018, certain compensation, including qualified “performance-based compensation,” was not subject to the deduction limit if certain requirements were met. The performance-based compensation exception was repealed, beginning in 2018, by the Tax Cuts and Jobs Act (“TCJA”) signed into law in December 2017. As such, compensation paid to certain of our executive officers in excess of $1.0 million will not be deductible unless it qualifies for certain transition relief applicable for compensation paid pursuant to a written binding contract that was in effect as of November 2, 2017.  In addition, the TCJA increased the scope of individuals subject to the deduction limitation. Thus, compensation originally intended to satisfy the requirements for exemption from Section 162(m) of the Code may not be fully deductible. We are continuing to assess the impact of Section 162(m) of the Code, as amended, and any transition relief on our compensation programs. Although the Board may consider the Section 162(m) rules as a factor in determining compensation, these considerations will not necessarily limit compensation to amounts deductible under Section 162(m).  The Compensation Committee believes that a compensation program that attracts and retains highly qualified executives and rewards them for their achievements is necessary for our success and, therefore, is in the best interests of the Company and our stockholders. Accordingly, the Compensation Committee believes that in establishing the cash and equity incentive compensation program for the Company’s executive officers, the potential deductibility of the compensation payable under that program should only be one of a number of relevant factors taken into consideration. Consequently, the Compensation Committee may pay or provide compensation that is not tax deductible or is otherwise limited as to tax deductibility.

Employee Benefit Programs

Executive officers are eligible to participate in our employee benefit plans, including medical, dental and vision, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

33

Potential Payments Upon Termination or Change in Control

Employment Agreements

The employment agreements of the officers of the Company described above contain provisions providing for certain potential payments upon the occurrence of a change in control of the Company. Under the terms of the employment agreements of the executive officers, if the Company terminates the officer’s employment at any time, the officer will be entitled to receive any unpaid prorated base salary for the actual number of days worked along with all benefits and expense reimbursements to which the officer is entitled by virtue of the officer’s past employment with the Company. The agreements provide that if the officer’s employment is terminated without cause (as defined in the applicable employment agreement), then conditioned on the officer’s timely execution of a general release and waiver, the officer will be entitled to receive severance payments at the officer’s then-annual base salary for the following periods from the date of termination: Dr. Carlo, 18 months; and Messrs. Marguglio, Hopkins, Moss, Moll and Glover and Ms. Daniels, nine months. The officers also would (assuming eligibility and timely elections) be entitled to be reimbursed for payment of the Company’s portion of the premiums required to continue the officer’s medical, dental and vision insurance coverage pursuant to COBRA during the applicable severance period (or until the officer becomes employed full-time by another employer). These payments will be accelerated in the event of a Change in Control transaction, as defined in the agreements. The definition of a “Change in Control” under the agreements is generally similar to the definition of Change in Control in the Plan, as described below. In addition, under the terms of the agreement, in the event of a termination without cause, a number of unvested stock options will accelerate, vest and be exercisable in full as if the officer had remained employed during the severance periods described above, and all options will remain exercisable for a period of one year after the date of termination. Under the agreements, upon termination of employment by reason of death or disability, any options that are vested and exercisable on the termination date will remain exercisable for 12 months after the date of cessation of service, with “disability” defined in the Plan as the inability of the Plan participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in the Code including Section 409A. The employment agreement of Dr. Moss provides that if his employment is terminated by reason of death or disability, then the vesting of all unvested options held by him will accelerate in full and the options held by Dr. Moss will remain exercisable for one year after his cessation of service, with “Disability” defined in the agreement as the officer being disabled from performing the essential functions of the officer’s assigned duties under the employment agreement due to physical or mental disability, with or without reasonable accommodations as required by applicable law, for a period in excess of 60 consecutive days or a period or periods of more than 120 days in the aggregate in any 12-month period.

The agreements also provide that if an officer is terminated without cause or the officer terminates the officer’s employment for good reason (as defined in the applicable employment agreement), upon or within 13 months after the date of a Change in Control, the officer will also be entitled to receive the severance and medical benefits described above, and the severance payments described above will be accelerated and paid in a lump sum. In addition, in the event of a Change in Control, all unvested options held by the officer will accelerate and be exercisable in full and any unvested shares will vest in full. In the event of a Change in Control, the RSUs that were awarded in March 2017 and February 2018 to Messrs. Carlo, Marguglio, Hopkins, Moss, Moll and Daniels would vest in full if they had not already vested, and shares would be issuable following vesting.

“Cause” is generally defined in the employment agreements as the occurrence of any one or more of the following:  the officer’s (i) conviction of or plea of nolo contendere to any felony crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state; (ii) attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) intentional, material violation of any contract or agreement between the officer and the Company or of any statutory duty owed to the Company; (iv) unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) gross misconduct. “Good Reason” is generally defined in the employment agreements as the occurrence of any of the following events without the officer’s consent: (i) a material adverse change in the nature of the officer’s authority, duties or responsibilities; (ii) a material adverse change in the officer’s reporting level; (iii) the relocation of the Company’s executive offices or principal business location to a point more than 60 miles from their location as of the date of the agreement; or (iii) a material reduction by the Company of the officer’s base salary as initially set forth in the applicable employment agreement or as the same may be increased from time to time, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior officers of the Company not in excess of 15% of officer’s base salary.  Such a termination by an officer will only be deemed for Good Reason if: (i) the officer gives the Company written notice of the intent to terminate for Good Reason within 30 days following the first occurrence of the condition(s) that the officer believes constitutes Good Reason; (ii) the Company fails to remedy such conditions within 30 days following receipt of the written notice; and (iii) the officer terminates employment within 30 days following the end of the cure period.

With respect to Mr. Glover’s employment agreement, “Cause” is defined as any one of the following:  (i)  the officer’s failure to perform officer’s duties under the agreement or to comply with any lawful and good faith direction given by or on behalf of the Company or USC, which failure remains uncured (if capable of being cured) for greater than 30 business days after officer’s receipt of written notice of such failure; or officer’s intentional, material violation of any contract or agreement between officer and the Company or USC or of any statutory duty owed to the Company or USC; (ii) officer engages in gross misconduct, repeated negligent conduct or willful misconduct in connection with officer’s employment; (iii) officer is convicted of, or pleads guilty or no contest to, any felony involving violence, fraud, dishonesty or moral turpitude; (iv) officer’s commission or attempted commission of an act of fraud or dishonesty against, or the misappropriation of property belonging to, (x) the Company or USC or any of their affiliates or (y) a third person; (v) a breach by officer of any confidentiality or proprietary information agreement or non-solicitation or non-competition undertaking relating to or involving (x) the Company or USC or any of their affiliates in any event or (y) a third person with respect to whom it could reasonably be expected to negatively impact on the Company or USC or any of their affiliates, in each case including without limitation officer’s unauthorized use or disclosure of the Company’s or USC’s confidential information or trade secrets; (vi) officer engages in any conduct that would allow for officer’s immediate termination under the Company’s or USC’s discipline and discharge guidelines or similar employment policies, or (vii) officer materially breaches a code of conduct or similar employment policies or the Company or USC.  With respect to Mr. Glover, “Good Reason” is defined as any one of the following: (i) a material adverse change in the nature of officer’s authority, duties or responsibilities with respect to USC as they exist immediately after the date of the employment agreement, defined for this purpose as a demotion of at least two levels within the organization of USC accompanied by a reduction in authority, duties or responsibilities; (ii) requiring officer to relocate to business location of the Company or USC to a point more than 100 miles from USC’s location as of the date of the agreement; or (iii) a material reduction by USC of officer’s initial base salary as set forth in the employment agreement, except for (A) across-the-board salary reductions for executives or management of USC similarly affecting all or substantially all executive or management of USC, or (B) reductions that do not exceed 15% of officer’s base salary.  Under the agreement, termination of employment for Good Reason will not be deemed to have occurred unless (i) officer gives USC written notice of the intent to terminate for Good Reason within thirty 30 days following the first occurrence of the conditions that officer believes constitute Good Reason, (ii) such conditions are not remedied within 30 days following receipt of the written notice, and (iii) officer terminates employment within 30 days following the end of the cure period.

34

2009 Equity Incentive Plan

Our 2009 Equity Incentive Plan includes provisions affecting the vesting of Awards granted under the Plan in the event of a change in control of the Company. Under the provisions of the Plan, unless otherwise provided in a particular Award agreement under the Plan, the following provisions apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award, and may result in acceleration of options or other awards granted under the Plan in connection with a change in control transaction.

(i)    Stock Awards May Be Assumed. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)    Stock Awards Held by Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsection (i) above, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the "Current Participants"), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) will (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), such Stock Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)    Stock Awards Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsections (i) or (ii) above, respectively, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) will not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)    Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

In addition, under the provisions of the Plan, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the recipient of the Stock Award, but in the absence of such provision, no such additional acceleration will occur.

The terms of the options held by the named executive officers and reflected in the Summary Compensation Table, as well as options granted to certain other executive officers of the Company in 2016 and 2017 including Dr. Moll, Ms. Daniels and Dr. Moss, provide for full acceleration of any unvested portion of the option upon an event that constitutes a Change in Control of the Company as defined in the Plan and under Section 409A. Except with respect to Dr. Moss, the employment agreements of the executive officers do not provide for accelerated vesting of unvested stock options upon a termination of service by reason of death or disability; however, options held by executive officers may provide for accelerated vesting of the unvested portion of the option in the event of the officer’s termination of continuous service by reason of death or disability, and the options granted in 2017 and 2018 to the executive officers of the Company provided for such acceleration of vesting.

35

Under the Plan and the employment agreements of the executive officers described above, ”Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    any person, entity or “group” (with certain exceptions, an “Exchange Act Person”) within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner (“Owner”), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company otherwise occurs, except for a liquidation into a parent corporation;

(iv)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, immediately following the effective time of the transaction (or, in the employment agreements of the executive officers described above, the date of the applicable employment agreement), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any affiliate of the Company and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. The employment agreement of Mr. Glover generally defines Change in Control as the above events with respect to either the Company or USC.

The Board may, in its sole discretion and without Participant consent, amend the definition of "Change in Control" to conform to the definition of "Change in Control" under Section 409A, and the foregoing definition will be interpreted so as to only include events that constitute a change in control under Section 409A.

Under the Plan, "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)   a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)  the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

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Outstanding Equity Awards at Year-End

The following table provides a summary of equity awards outstanding at December 31, 2017, for each of our named executive officers:

	Option Awards						Stock Awards
											Equity
											Incentive
											Plan
									Equity		Awards:
									Incentive		Market or
				Equity					Plan		Payout
				Incentive					Awards:		Value of
				Plan					Number of		Unearned
	Number of			Awards:					Unearned		Shares,
	Securities		Number of	Number of			Number of	Market Value	Shares,		Units or
	Underlying		Securities	Securities			Shares or	of Shares	Units or		Other
	Unexercised		Underlying	Underlying	Option		Units of	or Units	Other Rights		Rights
	Options (#)		Unexercised	Unexercised	Exercise	Option	Stock That	of Stock	That Have		That Have
	Exercisable		Options (#)	Unearned	Price	Expiration	Have Not	That Have	Not		Not
Name	(1)		Unexercisable	Options (#)	($)	Date	Vested (#)	Not Vested ($)	Vested (#)		Vested ($)

Dennis J. Carlo, Ph.D.	132,500	(2)	344,500	—	$3.15	2/7/2027	—	$—	250,000	(6)	$1,100,000
	282,623	(2)	159,744	—	$4.10	1/25/2026
	99,170	(2)	2,833	—	$5.99	1/23/2025
	126,486	(2)	3,614	—	$5.99	1/23/2025
	45,200	(5)	—	—	$6.32	4/1/2024
	90,300	(4)	—	—	$6.32	4/1/2024
	31,528	(2)	—	—	$11.39	3/6/2023
	35,294	(4)	—	—	$3.23	9/11/2021
	57,353	(4)	—	—	$4.59	8/20/2020

Robert O. Hopkins	30,556	(2)	79,444	—	$3.15	2/7/2027	—	$—	200,000	(6)	$880,000
	42,922	(2)	24,261	—	$4.10	1/25/2026
	63,243	(2)	1,807	—	$5.99	1/23/2025
	8,200	(5)	—	—	$6.32	4/1/2024
	40,800	(4)	—	—	$6.32	4/1/2024
	11,035	(2)	—	—	$11.39	3/6/2023
	7,353	(3)	—	—	$3.23	9/11/2021
	29,412	(4)	—	—	$4.59	8/20/2020
	9,402	(5)	—	—	$4.59	8/20/2020

David J. Marguglio	48,889	(2)	127,111	—	$3.15	2/7/2027	—	$—	200,000	(6)	$880,000
	68,676	(2)	38,817	—	$4.10	1/25/2026
	101,189	(2)	2,891	—	$5.99	1/23/2025
	15,390	(2)	440	—	$5.99	1/23/2025
	13,600	(5)	—	—	$6.32	4/1/2024
	45,200	(4)	—	—	$6.32	4/1/2024
	15,764	(2)	—	—	$11.39	3/6/2023
	7,353	(3)	—	—	$3.23	9/11/2021
	32,353	(4)	—	—	$4.59	8/20/2020

(1)	Does not include options and restricted stock units granted in February 2018, respectively.
(2)	The options vest with respect to 1/36 of the shares subject to the option on each monthly anniversary of the grant date, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).
(3)	The options vest with respect to one-third of the shares immediately and monthly thereafter with respect to 1/24 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).
(4)	The options vest with respect to one-sixth of the shares subject to the option on the six-month anniversary of the grant date and monthly thereafter with respect to 1/36 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).
(5)	The options are fully vested and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).
(6)	The restricted stock unit awards will fully vest on the seventh anniversary of the date of grant if the recipient has provided continuous service to the Company until such date, and upon change of control or upon death or disability.

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Equity Compensation Plan Information

The following table sets forth, as of December 31, 2017, information with respect to our equity compensation plans, including our 1995 Equity Incentive Plan, the 1995 Directors’ Stock Option Plan, the 2005 Equity Incentive Plan and the 2009 Equity Incentive Plan, and with respect to certain other options and warrants.

	Number of		Number of securities
	securities		remaining available
	to be issued		for future issuance
	upon exercise	Weighted average	under equity
	of outstanding	exercise price of	compensation plans
	options, warrants	outstanding options,	(excluding securities
	and rights	warrants and rights	reflected in column (a))
Plan Category	(1) (a)	(1) (b)	(2) (c)
Equity compensation plans approved by security holders	6,726,594	$5.05	1,366,295

(1)	Excludes shares issuable upon the vesting of RSUs and the shares underlying such RSUs, which do not have an exercise price. As of December 31, 2017, 1,300,000 shares were issuable in the future upon the vesting of RSUs.
(2)	Under our 2009 Equity Incentive Plan, the number of shares that are reserved for issuance under the Plan increases annually each January 1st by the lesser of (a) 5.0% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year or (b) a lesser number of shares of Common Stock determined by the Board before the start of a calendar year for which an increase applies. Under the terms of the Plan, we may grant options to purchase Common Stock and other kinds of equity awards, including shares of Common Stock, stock purchase rights, restricted Common Stock and restricted stock units, to officers, directors, employees or consultants providing services on such terms as are determined by the Board.

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Compensation of Directors

The following table shows amounts earned by each director for 2017, other than Dr. Carlo and Mr. Marguglio, who are named executive officers and received no additional compensation for their services as a director.

	Fees			Non-Equity
	Earned			Incentive	Nonqualified
	or Paid	Stock	Option	Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Director	($)(1)	($)(4)	($)(2)(3)	($)	Earnings	($)	($)
William C. Denby, III	$64,000	$—	$67,200	—	—	—	$131,200
Robert B. Rothermel	$64,000	$—	$67,200	—	—	—	$131,200
Richard C. Williams	$128,000	$—	$67,200	—	—	—	$195,200

(1)	Reflects the amount of fees earned during 2017.
(2)	Amounts reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during fiscal 2017, calculated in accordance with applicable rules and regulations and authoritative guidance. The assumptions used for these calculations are included in Note 18 to the audited consolidated financial statements contained in the Company’s 2017 Annual Report on Form 10-K. Represents options awarded to each of Mr. Denby, Mr. Rothermel and Mr. Williams to purchase 30,000 shares of Common Stock. The exercise price of the options was $4.10 per share. The options have a term of ten years and an exercise price equal to the fair market value of the Common Stock on the date of grant and will become exercisable over a period of one year from grant date at the rate of 1/12 of the option shares per month.
(3)	The aggregate number of option awards outstanding at December 31, 2017, for each of Mr. Denby, Mr. Rothermel and Mr. Williams, was 150,000.

In general, under the Company’s policies concerning fees for non-employee directors as established by the Board for 2017, non-employee directors of the Company were entitled during 2017 to receive the following amounts of cash compensation for service as a director: each non-employee director was entitled to receive an annual fee of $64,000 per year, paid quarterly in arrears; and the Chairman of the Board was entitled to receive an annual fee of $128,000 per year, or twice the non-employee director annual fee, paid quarterly in arrears. Each director is also entitled to reimbursement of reasonable expenses incurred in connection with board-related activities. In addition, upon joining the Board a non-employee director will receive an initial director option under the Plan to purchase 50,000 shares of Common Stock. The initial option will vest monthly over a period of 36 months from the grant date. Each non-employee director is also entitled to receive a succeeding annual grant, on the first business day after the date of the annual meeting of stockholders, to purchase 30,000 shares of Common Stock, with the annual grant vesting and becoming exercisable as to 1/12 of the shares subject to the option on each monthly anniversary of the grant date. The stockholders approved the increase in the number of annual options to be awarded to non-employee directors, from 20,000 to 30,000, at the 2016 annual meeting of stockholders, in connection with approval of amendments to the Plan. The initial director options and any annual options will have a term of 10 years and will have an exercise price equal to the fair market value of the Common Stock on the grant date.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, named executive officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to file ownership reports on Forms 3, 4 and 5 with the SEC and the principal exchange upon which such securities are traded or quoted and to furnish us with copies of the reports. Other than as set forth below, based solely on a review of the copies of such forms furnished to us, we believe that from January 1, 2017 to December 31, 2017, all such persons satisfied such applicable SEC filing requirements. On March 16, 2017, Ronald B. Moss, M.D., filed a Form 3 relating to his appointment effective February 28, 2017, as an executive officer of the Company, and a Form 4 reporting the award on February 28, 2017, of a stock option to purchase 210,000 shares of Common Stock under the Company's 2009 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

To our knowledge, other than (i) compensation for services as executive officers and directors; (ii) the employment agreements, stock option or other equity awards, and other transactions described above under the heading "Executive Compensation"; or (iii) as set forth below, there were no material transactions, or series of similar transactions, since January 1, 2016, or any currently proposed transactions, or series of similar transactions, to which we were, or will be, a party, in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at the end of our last fiscal year, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of the Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest.

In connection with the employment of Dr. Moss in February 2017 as Chief Medical Officer, we entered into an officer indemnification agreement with Dr. Moss that provides, among other things, that we will indemnify the officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by the officer in any action or proceeding, including any action by or in our right, on account of any services undertaken by the officer on behalf of the Company to the maximum extent allowed under Delaware law.

In April 2017, pursuant to the Company’s registered underwritten public offering of Common Stock at a price of $3.50 per share, certain funds managed by Perceptive Advisors LLC purchased 1,350,000 shares of Common Stock.

On July 11, 2016, the Company completed a private placement transaction with a small number of accredited investors including funds managed by Sio Capital Management, LLC pursuant to which the Company issued 1,724,137 shares of Series A-2 Preferred and warrants to purchase up to 1,724,137 shares of Common Stock or Series A-2 Preferred, and received gross cash proceeds of approximately $5,000,000, excluding transaction costs, fees and expenses. The shares of Series A-2 Preferred and warrants were sold in units, with each unit consisting of one share and one warrant, at a purchase price of $2.90 per unit. The Series A-2 Preferred is convertible into shares of Common Stock at an initial conversion rate of 1-for-1 (subject to stock splits, reverse stock splits and similar events) at any time at the discretion of the investor, subject to certain beneficial ownership limitations set forth in the transaction documents. The exercise price of the warrants is $2.90 per share, and the warrants are exercisable at any time over the five-year term of the warrants, subject to the beneficial ownership limitations. Pursuant to a registration rights agreement, we filed a registration statement with the SEC, which has become effective, registering the resale from time to time of the shares of Common Stock that are issuable upon conversion of the Series A-1 Preferred and exercise of the warrants.  As of March 31, 2018, the investors had exercised warrants to purchase 1,531,723 shares of Common Stock, and no shares of Series A-2 Preferred were outstanding. As previously reported, in August 2017, the Company and certain holders of warrants issued in the Company’s private placement transactions in August 2014 (the “2014 Warrants”) and July 2016 (the “2016 Warrants”), including funds advised by Sio Capital Management, LLC (the “Exercising Holders”), agreed to reduce the exercise price of the 2014 Warrants and the 2016 Warrants held by such holders from $3.40 to $3.20 per share and from $2.90 to $2.70 per share, respectively (the “Exercise Price”), in consideration for the exercise of the 2014 Warrants and 2016 Warrants held by such holders. The Company entered into a Warrant Repricing Letter Agreement (the “Exercise Agreement”) with Exercising Holders holding, in the aggregate, 2014 Warrants and 2016 Warrants exercisable for 880,672 and 1,154,976 shares of common stock, respectively, providing that the Exercising Holders would exercise all such warrants for the Exercise Price, subject to the beneficial ownership limitations contained in the 2014 Warrants and 2016 Warrants.  The Company received aggregate gross proceeds of approximately $5,937,000 from the exercise of the 2014 Warrants and 2016 Warrants by the Exercising Holders.

On January 26, 2016, we completed a private placement financing transaction with funds managed by Sio Capital Management, LLC pursuant to which we issued 1,183,432 shares of Series A-1 Preferred and warrants to purchase up to 1,183,432 shares of Common Stock or Series A-1 Preferred, and received gross cash proceeds of approximately $5,000,000, excluding transactions costs, fees and expenses. The shares of Series A-1 Preferred and warrants were sold in units, with each unit consisting of one share and one warrant, at a purchase price of $4.225 per unit. The Series A-1 Preferred is convertible into shares of Common Stock at an initial conversion rate of 1-for-1, at any time at the discretion of the investor, subject to certain beneficial ownership limitations set forth in the transaction documents. The exercise price of the warrants is $4.10 per share, and the warrants are exercisable for five years at any time, subject to the beneficial ownership limitations. Pursuant to the registration rights agreement, we filed a registration statement with the SEC, which has become effective, registering the resale from time to time of the shares of Common Stock that are issuable upon conversion of the Series A-1 Preferred and exercise of the warrants.  As of March 31, 2018, warrants to purchase 1,183,432 shares remain outstanding, and no shares of Series A-1 Preferred were outstanding.

  Review, Approval and Ratification of Transactions with Related Persons

The Audit Committee is responsible under its charter for reviewing, approving or ratifying all transactions between us and any related person. Related persons can include any of our directors or executive officers, certain of our stockholders, and any of their immediate family members. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board of Directors and as individual directors. The Audit Committee will approve a related person transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

40

GENERAL

Other Matters at the Annual Meeting

We know of no other matters to be submitted at the Meeting. If any other matter properly comes before the Meeting, including, without limitation, a proposal to adjourn the Meeting if we deem it necessary to solicit additional proxies, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend or, if no recommendation is given, in their own discretion.  By submitting your proxy, you grant discretionary authority with respect to such other matters.

Stockholder Proposals for the next Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the SEC, your proposal must be submitted in writing by February 7, 2019, to our Corporate Secretary at 11682 El Camino Real, Suite 300, San Diego, California 92130. In addition, if we are not notified by such date of a proposal to be brought before the 2019 annual meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even through it is not discussed in the proxy statement for such meeting. In addition, pursuant to advance notice provisions in our bylaws, if you wish to submit a proposal to be presented at next year’s annual meeting (that will not be included in next year’s proxy materials) or nominate a director, your proposal or nomination generally must be submitted in writing to the same address no later than April 7, 2019, but no earlier than March 8, 2019. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2017, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Secretary. You are asked to advise us if you plan to attend the Meeting. For directions to the Meeting, please call (858) 997-2400.

You also may access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2017 at: http://www.firstamericanstock.org/.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like to receive a separate proxy statement and annual report, we will promptly send you additional copies if you call or write our corporate Secretary at our offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130; telephone (858) 997-2400. If you are a beneficial owner, you can request additional copies of the Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

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Solicitation of Proxies

We will bear the cost of pre;paring, printing, assembling and mailing all proxy materials that may be sent to our stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held by such persons. We will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of ours may solicit proxies without additional compensation, by telephone or facsimile transmission. We do not expect to pay any compensation for the solicitation of proxies.

Sincerely,
/s/ DENNIS J. CARLO
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
June 7, 2018

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ADAMIS PHARMACEUTICALS CORPORATION 11682 El Camino Real, Suite 300 San Diego, CA 92130

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE: 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADAMIS PHARMACEUTICALS CORPORATION		FOR ALL	WITH- HOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees
01) Dennis J. Carlo, Ph.D. 02) William C. Denby, III 03) David J. Marguglio 04) Robert B. Rothermel 05) Richard C. Williams
Vote on Proposals:							For	Against	Abstain
The Board of Directors recommends you vote FOR Proposals 2, 3 and 4.
2.	To approve the Amended and Restated 2009 Equity Incentive Plan.						☐	☐	☐
3.	To approve the compensation of our named executive officers.						☐	☐	☐
4.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2018.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

ADAMIS PHARMACEUTICALS CORPORATION

Annual Meeting of Stockholders

July 6, 2018; 1:00 p.m.

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dennis J. Carlo and David J. Marguglio, or either of them, as proxies, each with the power to appoints his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADAMIS PHARMACEUTICALS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 1:00 p.m., PST on 7/06/2018, at 11682 El Camino Real, Suite 300, San Diego, California 92130, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

Appendix A

ADAMIS PHARMACEUTICALS CORPORATION

AMENDED AND RESTATED 2009 EQUITY INCENTIVE PLAN

1.

GENERAL.

(a)

Successor to Prior Plan.  The Plan is intended as the successor to the Company’s 2005 Equity Incentive Plan (the “Prior Plan”). The Plan constitutes an amendment and restatement of the Company’s 2009 Equity Incentive Plan (the “Original Plan”). Following the Original Effective Date, no additional stock awards shall be granted under the Prior Plan. Any shares remaining available for issuance pursuant to the exercise of stock awards under the Prior Plan shall become available for issuance pursuant to Stock Awards granted hereunder. Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall become available for issuance pursuant to Stock Awards granted hereunder. On the Original Effective Date, all outstanding stock awards granted under the Prior Plan shall be deemed to be stock awards granted pursuant to the Plan, but shall remain subject to the terms of the Prior Plan with respect to which they were originally granted. All Stock Awards granted subsequent to the Original Effective Date shall be subject to the terms of the Plan.

(b)

Eligible Award Recipients.  The persons eligible to receive Awards are Employees, Directors and Consultants.

(c)

Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)

General Purpose.  The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.

ADMINISTRATION.

(a)

Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)

Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)

To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)

To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii)

To settle all controversies regarding the Plan and Awards granted under it.

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(iv)

To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v)

To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)

To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and to bring the Plan and/or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan, but in each of (A) to (E) only to the extent required by applicable law or listing requirements. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii)

To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding Incentive Stock Options or (C) Rule 16b-3.

(viii)

To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards or stock awards granted under the Prior Plan, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that the Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(ix)

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)

To adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(xi)

To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (A) the reduction of the exercise price of any outstanding Option under the Plan; (B) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (1) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (2) a Restricted Stock Award (including a stock bonus), (3) a Stock Appreciation Right, (4) Restricted Stock Unit, (5) an Other Stock Award, (6) cash and/or (7) other valuable consideration (as determined by the Board, in its sole discretion); or (C) any other action that is treated as a repricing under generally accepted accounting principles.

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(c)

Delegation to Committee.

(i)

General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated to the Committee, Committees, subcommittee or subcommittees.

(ii)

Section 162(m) and Rule 16b-3 Compliance.  In the sole discretion of the Board, the Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee which need not consist of Outside Directors the authority to grant Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee which need not consist of Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Should any Awards made under the Plan prior to November 2, 2017, be intended to qualify as Performance-Based Compensation within the meaning of Section 162(m)(4)(C) of the Code prior to its repeal, then all such determinations regarding such Awards will be made solely by a Committee comprised solely of two of more Outside Directors within the meaning of Section 162(m) of the Code.

(d)

Delegation to an Officer.  The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value pursuant to Section 14(v)(ii) below. The Board may delegate to one of more officers the authority to renew and resolve disputes with respect to Awards held by Participants who are not an officer or director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.

(e)

Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

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3.

SHARES SUBJECT TO THE PLAN.

(a)

Share Reserve.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall consist of seven million nine hundred eleven thousand seven hundred sixty-five (7,911,765) shares of Common Stock (the “Share Reserve”). In addition, the number of shares of Common Stock available for issuance under Stock Awards pursuant to the Plan shall automatically increase on January 1st of each year commencing in 2010 and ending on (and including) January 1 of the year in which the Plan terminates, in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock determined by the Board before the start of a calendar year for which an increase applies. For clarity, the limitation in this Section 3(a) is a limitation in the number of shares of the Company’s common stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares.

(b)

Reversion of Shares to the Share Reserve.  If a Stock Award (i) expires or otherwise terminates without having been exercised in full, (ii) are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant or (iii) is settled in cash (i.e., the holder of the Stock Award receives cash rather than stock), the shares not issued under such Stock Award shall remain available for issuance under the Plan, and such expiration, termination, forfeiture or settlement shall not reduce (or otherwise offset) the number of shares of the Company’s common stock that may be issued pursuant to the Plan. Also, any shares reacquired by the Company pursuant to subsection 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.

(c)

Incentive Stock Option Limit.  No more than 20,000,000 shares of common stock shall be issued pursuant to the exercise of Incentive Stock Options.

(d)

Section 162(m) Limitation on Annual Grants.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than five million (5,000,000) shares of Common Stock, provided that such limit is established solely for 162(m) purposes and that the excess portion of any Stock Award(s) granted above such limit shall not be deductible for purposes of Section 162(m).

(e)

Source of Shares.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Company on the open market.

4.

ELIGIBILITY.

(a)

Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)

Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)

Consultants.  A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is a natural person, or because of any other rule governing the use of Form S-8.

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5.

OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall conform to (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)

Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b)

Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options).

(c)

Consideration.  The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 5(c) are:

(i)

by cash, check, bank draft or money order payable to the Company;

(ii)

pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)

by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)

by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise”, (B) shares are delivered to the Participant as a result of such exercise, and/or (C) shares are withheld to satisfy tax withholding obligations; or

(v)

in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(d)

Transferability of Options.  The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i)

Restrictions on Transfer.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and/or securities laws upon the Optionholder’s request.

(ii)

Domestic Relations Orders.  Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

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(iii)

Beneficiary Designation.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option.

(e)

Vesting of Options Generally.  The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)

Termination of Continuous Service.  Except as otherwise provided in the applicable Option Agreement or any other written agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service or as set forth in the Option Agreement or other written agreement between Optionholder and the Company relating to the Option) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g)

Extension of Termination Date.  An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(h)

Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service or as set forth in the Option Agreement or other written agreement between Optionholder and the Company relating to the Option), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i)

Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death or as set forth in the Option Agreement or other written agreement between Optionholder and the Company relating to the Option) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or, if applicable, by a person designated as the beneficiary of the option upon the Optionholder’s death, but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate. If the Optionholder designates a third party beneficiary of the Option in accordance with Section 5(d)(iii), then upon the death of the Optionholder such designated beneficiary shall have the sole right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

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(j)

Termination for Cause.  Except as explicitly provided otherwise in an Optionholder’s Option Agreement or any other written agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(k)

Non-Exempt Employees.  No Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

6.

PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)

Restricted Stock Awards.  Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)

Consideration.  A Restricted Stock Award may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)

Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)

Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may (to the extent determined by the Board) receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)

Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b)

Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)

Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

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(ii)

Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)

Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)

Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)

Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)

Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)

Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall incorporate terms and conditions necessary to avoid the consequences of Section 409A(a)(1) of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c)

Stock Appreciation Rights.  Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)

Term.  No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii)

Strike Price.  Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value equivalents subject to the Stock Appreciation Right on the date of grant.

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(iii)

Calculation of Appreciation.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv)

Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v)

Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi)

Payment.  The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii)

Termination of Continuous Service.  In the event that a Participant’s Continuous Service terminates other than for Cause, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service or as set forth in the Stock Appreciation Right Agreement or other written agreement between Participant and the Company relating to the Stock Appreciation Right) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii)

Termination for Cause.  Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(ix)

Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall incorporate terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

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(d)

Performance Awards.

(i)

Performance Stock Awards.  A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum number of shares that may be granted to any Participant in a calendar year attributable to Performance Stock Awards described in this Section 6(d)(i) shall not exceed five million (5,000,000) shares of Common Stock. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)

Performance Cash Awards.  A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum value that may be granted to any Participant in any calendar year attributable to cash awards described in this Section 6(d)(ii) shall not exceed one million dollars ($1,000,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that Common Stock authorized under the Plan may be used in payment of Performance Cash Awards, including additional shares in excess of the Performance Cash Award as an inducement to hold shares of Common Stock.

(e)

Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

(f)

Additional Limitations for Performance-Based Compensation.   Notwithstanding any other provision of the Plan or any Award, with respect to any Award which is intended to continue to qualify as a Performance-Based Compensation (as described in Section 162(m)(4)(C) of the Code prior to its repeal) (or which was not subject to the deduction limitation of Section 162(m) of the Code) pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017, to the extent any of the provisions of the Plan or any Award (or any amendments hereto pursuant to this amendment and restatement of the Plan) would cause such Awards to fail to so qualify or be so exempt, any such provisions shall not apply to such Awards to the extent necessary to ensure the such Awards continue to so qualify or be so exempt.  In addition, any Award which is intended to continue to qualify as Performance-Based Compensation (as described in Section 162(m)(4)(C) of the Code prior to its repeal) (or to otherwise not be subject to the deduction limitation of Section 162(m) of the Code) pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017 shall be subject to any additional limitations as the Committee determines necessary for such Award to continue to so qualify or be so exempt. To the extent permitted by applicable law, and the Plan and any such Awards shall be deemed amended to the extent necessary to conform to such requirements.

7.

COVENANTS OF THE COMPANY.

(a)

Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)

Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

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(c)

No Obligation to Notify.  The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.

MISCELLANEOUS.

(a)

Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)

Corporate Action Constituting Grant of Stock Awards.  Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)

Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has validly exercised the Stock Award pursuant to its terms and (ii) the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

(d)

No Employment or Other Service Rights.  Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)

Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f)

Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(g)

Withholding Obligations.  Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h)

Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i)

Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j)

Compliance with Section 409A of the Code.  To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and related Department of Treasury guidance. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

(k)

Recoupment. A ll Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts, including any clawback policy the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause.

9.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)

Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d) and 6(d)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

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(b)

Dissolution or Liquidation.  Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)

Corporate Transaction.  The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award.

(i)

Stock Awards May Be Assumed.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 2.

(ii)

Stock Awards Held by Current Participants.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsection (i) above, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)

Stock Awards Held by Persons other than Current Participants.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsections (i) or (ii) above, respectively, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

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(iv)

Payment for Stock Awards in Lieu of Exercise.  Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

(d)

Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10.

TERMINATION OR SUSPENSION OF THE PLAN.

(a)

Plan Term.  Unless sooner terminated by the Board pursuant to Section 2, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Amended and Restated Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)

No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.

EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the Effective Date. If the Plan has not been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the adoption of the Plan shall be null and void and the Original Prior Plan shall continue unaffected by the adoption of the Plan.

12.

CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of laws rules.

13.

AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

13.1 Eligibility. Non-Employee Directors are eligible for Options granted pursuant to this Section 13. Notwithstanding the foregoing, this Section 13 does not limit the ability of the Board to grant discretionary Awards to Non-Employee Directors.

13.2 Initial Grant. Each Non-Employee Director who first becomes a member of the Board after the Effective Date will automatically be granted an Option to purchase fifty thousand (50,000) Shares on the date such Non-Employee Director first becomes a member of the Board. Each Option granted pursuant to this Section 13.2 shall be called an “Initial Grant.”

13.3 Succeeding Grant. On the first business day following the annual meeting of the Company’s Stockholders, each Non-Employee Director who is continuing in service as a member of the Board will on the first business day following such annual meeting of stockholders automatically be granted an Option to purchase thirty thousand (30,000) Shares. Each Option granted pursuant to this Section 13.3 shall be called a “Succeeding Grant”.

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13.4 Vesting and Exercisability.

(a) Initial Grants. Initial Grants shall vest and become exercisable as to 1/36 of the total Shares subject to the Initial Grant on each monthly anniversary of the date of grant, such that Initial Grants are fully vested and exercisable on the third anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director, consultant or employee of the Company.

(b) Succeeding Grants. Succeeding Grants shall vest and become exercisable as to 1/12 of the total Shares subject to the Succeeding Grant on each monthly anniversary of the date of grant, such that Succeeding Grants are fully vested and exercisable on the first anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director, consultant or employee of the Company.

(c) Change In Control. In the event of a Change In Control, the vesting of all Options granted to Non-Employee Directors pursuant to this Section 13 whose service as a director has not terminated before the consummation of the Change in Control shall accelerate and such Options will become exercisable in full immediately prior to the consummation of the Change In Control at such times and on such conditions as the Committee determines.

13.5 Form of Option Grant. Each Option granted under this Section 13 shall be a NSO and shall be evidenced by a Non-Employee Director Stock Award Agreement in such form as the Board from time to time approve and which shall comply with and be subject to the terms and conditions of this Plan.

13.6 Exercise Price. The Exercise Price per Share of each Option granted under this Section 13 shall be the Fair Market Value of the Share on the date the Option is granted.

13.7 Termination of Option. Except as provided in Section 13.4(c) or this Section 13.7, each Option granted under this Section 13 shall expire ten (10) years after its date of grant. The date on which the Non-Employee Director ceases to be a member of the Board, a consultant or employee of the Company shall be referred to as the “Non-Employee Director Termination Date” for purposes of this Section 13.7. An Option may be exercised after the Non-Employee Director Termination Date only as set forth below:

(a) Termination Generally. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company for any reason except death, Disability or Change In Control, each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13.4 above, then held by such Non-Employee Director may be exercised by the Non-Employee Director within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(b) Death. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of his or her death, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13.4 above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(c) Disability. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of his or her Disability, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13.4 above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(d) Change In Control. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of a Change In Control, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13.4 above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

14.

DEFINITIONS.  As used in the Plan, the definitions contained in this Section 14 shall apply to the capitalized terms indicated below:

(a)

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

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(b)

“Award” means a Stock Award or a Performance Cash Award.

(c)

“Board” means the Board of Directors of the Company.

(d)

“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Original Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

(e)

“Cause” means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(f)

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)

any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)

there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)

the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

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(iv)

there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)

individuals who, immediately following the Effective Time, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

The Board may, in its sole discretion and without Participant consent, amend the definition of “Change in Control” to conform to the definition of “Change of Control” under Section 409A of the Code and related Department of Treasury guidance, and the foregoing definition shall be interpreted so as to only include events that constitute a change in control under Section 409A of the Code and related Department of Treasury regulations and guidance.

(g)

“Code” means the Internal Revenue Code of 1986, as amended.

(h)

“Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(i)

“Common Stock” means the common stock of the Company.

(j)

“Company” means Adamis Pharmaceuticals Corporation (formerly Cellegy Pharmaceuticals, Inc.), a Delaware corporation.

(k)

“Consultant” means any person, including an advisor, who is (i)  engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l)

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a Consultant (whether to the Company or to an Affiliate) or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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(m)

“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)

a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)

a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)

the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)

the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(n)

“Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(o)

“Director” means a member of the Board.

(p)

“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(q)

“Effective Date” means the date on which this amended and restated Plan is approved by the Board or by the stockholders of the Company, whichever occurs first, and “Original Effective Date” means the date of the closing of the merger transaction contemplated by the Agreement and Plan of Reorganization dated as of February 12, 2008, entered into by and among Cellegy Pharmaceuticals, Inc., Cellegy Holdings, Inc., and Adamis Pharmaceuticals Corporation.

(r)

“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)

“Entity” means a corporation, partnership, limited liability company or other entity.

(t)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)

“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

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(v)

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)

In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Section 409A of the Code.

(w)

“Incentive Stock Option” means an Option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)

“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(y)

“Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(z)

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb)

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant, as the same may be amended or modified. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(cc)

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of the Plan, such other person who holds an outstanding Option.

(dd)

“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(e).

(ee)

“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ff)

“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

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(gg)

“Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)

“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ii)

“Performance-Based Compensation” means compensation under an Award granted under the Plan prior to November 2, 2017 that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code prior to its repeal.

(jj)

“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(d)(ii).

(kk)

“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) completion of regulatory or development milestones; (xxviii) stockholders’ equity; and (xxix) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(ll)

“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the satisfaction of the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(mm)

“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)

“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(d)(i).

(oo)

“Plan” means this Adamis Pharmaceuticals Corporation Amended and Restated 2009 Equity Incentive Plan.

(pp)

“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

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(qq)

“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr)

“Restricted Stock Unit Award” means an unfunded right to receive shares of Common Stock at a future date which is granted pursuant to the terms and conditions of Section 6(b).

(ss)

“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt)

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)

“Section 162(m)” of the Code, as such term is used in the Plan in the context of the “performance-based compensation exception,” shall refer to Section 162(m) of the Code as in effect prior to December 22, 2017, including the regulations thereunder and other applicable Internal Revenue Service guidance, whether promulgated or issued before or after December 22, 2017.

(vv)

“Securities Act” means the Securities Act of 1933, as amended.

(ww)

“Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(xx)

“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(yy)

“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz)

“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(aaa)

“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(bbb)

“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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